UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-881
                                                     ---------------------

                            Columbia Funds Trust III
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end: April 30, 2004
                                           ------------------

                  Date of reporting period: April 30, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                COLUMBIA TAXABLE
                                   BOND FUNDS

                                  Annual Report
                                 April 30, 2004

                          photo: lady looking at camera
                               logo: ColumbiaFunds


                      A member of Columbia Management Group
sidebar:

Table of Contents

Economic Update............................   1

Columbia Corporate Bond Fund...............   2

Columbia Intermediate Government
   Income Fund.............................   5

Columbia Quality Plus Bond Fund............   8

Financial Statements.......................  11

   Investment Portfolio....................  12

   Statements of Assets and Liabilities....  30

   Statements of Operations................  32

   Statements of Changes in Net Assets.....  33

   Notes to Financial Statements...........  38

   Financial Highlights....................  45

Report of Independent Registered
   Public Accounting Firm..................  57

Unaudited Information......................  58

Trustees...................................  59

Officers...................................  61

Important Information About This Report....  62

Columbia Funds.............................  63


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

TO OUR FELLOW SHAREHOLDERS
                                                     Columbia Taxable Bond Funds

DEAR SHAREHOLDER:
We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you.

There are no immediate changes planned for fund names or customer service contacts. As always, we will provide you with updates at www.columbiafunds.com or through other communications, such as newsletters and shareholder reports.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) The agreement requires the final approval of the SEC. This action reflects our full cooperation with the investigation and our strong wish to put this regrettable situation behind us. Columbia Management has taken and will continue to take steps to strengthen policies, procedures and oversight to curb frequent trading of Columbia fund shares.

We want you to know that all of the members of your fund's Board of Trustees are independent of the fund's advisor and its affiliates. In addition, the board has been energetic over the past year in strengthening its capacity to oversee the Columbia funds. Recently, the Board of Trustees:

o appointed a chief compliance officer of the Columbia funds, who reports directly to each fund's audit committee. Trustees were also assigned to four separate investment oversight committees, each dedicated to monitoring performance of individual funds.

o voted to double the required investment by each trustee in the Columbia funds -- to further align the interests of the trustees with those of our fund shareholders. At the same time, new policies were instituted requiring all investment personnel and trustees to hold their Columbia fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by senior executives of the advisor for investment personnel and by a designated committee for the board).

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

Economic Update

                                                     Columbia Taxable Bond Funds

Despite mixed signals and a sluggish start, the US economy staged a solid recovery during the 12-month period that began May 1, 2003 and ended April 30, 2004. Gross Domestic Product (GDP) is growing at the highest annual pace in nearly two decades--averaging better than 4.5% during the period.

Consumer confidence tumbled early in the period as the unemployment rate rose to 6.4% and job losses were reported from both the manufacturing and service sectors. Confidence wavered again when the number of new jobs was well below expectations in January and February. Yet, consumers continued to account for most of the economy's gains. Consumer spending rose as a sizeable package of tax cuts, implemented in 2003, gave disposable income a boost. As a result, retail sales showed steady gains. Low interest rates fueled mortgage refinancing, which further enhanced household income and buoyed an already ebullient housing market. When more than a half a million new jobs were added to the economy in March and April, consumer confidence rebounded. With the last remaining weak spot in the recovery--the employment picture--on the mend, the economy appeared to be on solid ground.

Late in 2003, the business sector also bounced back. Industrial production turned higher in September, and factories utilized more of their capacity as the period wore on. Business spending on technology rose. Late in the period, spending on capital equipment also picked up.

BONDS REFLECTED THE ECONOMIC NEWS
Although the US bond market began the period with respectable gains, they were whittled away as the economy strengthened and the employment picture brightened. Investors began to anticipate a shift in the Federal Reserve Board's policy on the key short-term interest rates it controls. At the prospect of higher short-term interest rates, bond prices fell and the yield on the 10-year US Treasury bond rose more than one-half of a percentage point in April--a significant move for a single month. The Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, gained a mere 1.82% for the 12-month period.

The strong economy was more good news than bad for the high-yield bond sector, which historically has been less vulnerable to the threat of higher interest rates than other fixed-income sectors. High-yield bonds led the fixed-income markets. However, most of the sector's gains came in the first nine months of the period.

US STOCKS ENJOYED DOUBLE-DIGIT GAINS
The S&P 500 Index cheered investors with a 22.88% gain for this reporting period as the US stock market snapped a three-year losing streak. However, by April, stocks, like bonds, veered into negative territory. Small- and mid-cap stocks--segments of the market that had been the best performers earlier in the period--fell the most. Sector leadership also rotated. After months of strong performance, gold stocks and real estate investment trusts (REITs) retreated in the final month of the period. Energy stocks were the strongest performers in April, buoyed by the rising price of crude oil.

sidebar:

Summary
For the 12-month period
ended April 30, 2004

o Most sectors of the bond market eked out a modest return as interest rates soared in the final weeks of the period. The Lehman Brothers Aggregate Bond Index returned 1.82%. High-yield bonds, which can be less sensitive to changing interest rates, fared better. The Merrill Lynch US High Yield, Cash Pay Index returned 14.37%.

Artwork of 2 arrows pointing up:    Lehman Index         Merrill Lynch Index
                                      1.82%                      14.37%

o As the economy strengthened and corporations reported higher profits, stock prices rose for all segments of the stock market, as measured by the S&P 500 Index and the broader Russell 3000 Index. But many sectors retreated in the final months of the period as interest rates moved higher.

Artwork of 2 arrows pointing up:   S&P 500 Index        Russell 3000 Index
                                     22.88%                     25.11%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

sidebar:

Performance of a $10,000 investment
12/12/94 - 04/30/04 ($)

   sales charge  without       with
-------------------------------------
   Class A       18,780       17,887
   Class B       18,583       18,583
   Class C       18,622       18,622
   Class Z       18,852         n/a
-------------------------------------


Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance Information
Columbia Corporate Bond Fund


Value of a $10,000 investment 12/12/94 - 04/30/04
[MOUNTAIN CHART DATA]:

                                               Lehman Brothers
                                                 Intermediate
                Class A shares  Class A shares    Government/
                       without            with         Credit
                  sales charge     sales charge    Bond Index

12/1994                $10,000          $ 9,525       $10,000
                        10,048            9,571        10,038
                        10,219            9,733        10,208
                        10,406            9,912        10,419
                        10,466            9,969        10,478
                        10,585           10,083        10,607
                        10,962           10,442        10,928
                        11,040           10,516        11,001
                        11,006           10,483        11,002
                        11,128           10,600        11,102
                        11,228           10,695        11,182
                        11,362           10,822        11,306
                        11,513           10,966        11,454
                        11,647           11,093        11,574
                        11,727           11,170        11,674
                        11,544           10,996        11,537
                        11,472           10,927        11,479
                        11,410           10,868        11,438
                        11,383           10,842        11,429
                        11,519           10,971        11,550
                        11,546           10,998        11,585
                        11,529           10,981        11,594
                        11,701           11,145        11,755
                        11,932           11,366        11,964
                        12,129           11,553        12,121
                        12,009           11,439        12,044
                        12,038           11,466        12,091
                        12,051           11,479        12,114
                        11,931           11,364        12,030
                        12,087           11,513        12,171
                        12,187           11,608        12,272
                        12,310           11,726        12,384
                        12,614           12,015        12,635
                        12,513           11,919        12,572
                        12,685           12,082        12,718
                        12,835           12,225        12,859
                        12,874           12,263        12,887
                        12,985           12,368        12,990
                        13,162           12,537        13,160
                        13,134           12,510        13,150
                        13,175           12,549        13,192
                        13,226           12,598        13,258
                        13,353           12,719        13,355
                        13,453           12,814        13,440
                        13,479           12,839        13,487
                        13,719           13,067        13,699
                        14,048           13,381        14,043
                        13,983           13,319        14,029
                        13,995           13,330        14,027
                        14,046           13,379        14,083
                        14,111           13,441        14,161
                        13,833           13,176        13,953
                        13,926           13,264        14,057
                        13,951           13,288        14,101
                        13,806           13,150        13,992
                        13,763           13,109        14,002
                        13,723           13,071        13,990
                        13,709           13,058        14,001
                        13,856           13,198        14,131
                        13,870           13,211        14,168
                        13,855           13,196        14,185
                        13,791           13,136        14,138
                        13,751           13,098        14,086
                        13,887           13,227        14,201
                        14,070           13,402        14,349
                        14,000           13,335        14,316
                        13,973           13,310        14,339
                        14,226           13,550        14,591
                        14,341           13,660        14,702
                        14,515           13,826        14,875
                        14,602           13,908        15,011
                        14,662           13,965        15,080
                        14,894           14,186        15,285
                        15,187           14,466        15,566
                        15,425           14,693        15,822
                        15,555           14,816        15,970
                        15,645           14,902        16,093
                        15,554           14,816        16,051
                        15,628           14,885        16,141
                        15,685           14,940        16,201
                        16,030           15,269        16,538
                        16,197           15,428        16,703
                        16,392           15,613        16,947
                        16,711           15,917        17,229
                        16,492           15,709        17,056
                        16,413           15,633        16,962
                        16,503           15,719        17,051
                        16,634           15,844        17,185
                        16,336           15,560        16,924
                        16,630           15,840        17,203
                        16,801           16,003        17,375
                        16,954           16,149        17,525
                        17,173           16,357        17,732
                        17,520           16,688        17,996
                        17,912           17,061        18,318
                        17,794           16,949        18,246
                        17,686           16,845        18,230
                        18,124           17,263        18,627
                        18,106           17,246        18,627
                        18,396           17,522        18,890
                        18,410           17,536        18,909
                        18,563           17,681        19,053
                        19,025           18,122        19,436
                        18,978           18,076        19,422
                        18,300           17,431        18,894
                        18,352           17,480        18,939
                        18,856           17,961        19,418
                        18,639           17,754        19,236
                        18,675           17,788        19,263
                        18,813           17,919        19,430
                        18,964           18,063        19,559
                        19,149           18,240        19,758
                        19,301           18,384        19,912
04/2004                 18,780           17,887        19,453

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index information is from December 12, 1994.


Average annual total return as of 04/30/04 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
   Inception              11/25/02            11/25/02           11/25/02       12/12/94
-----------------------------------------------------------------------------------------
   Sales charge       without     with    without    with    without    with     without
-----------------------------------------------------------------------------------------
   1-year               1.19     -3.60      0.46    -4.38      0.62     -0.35     1.49
   5-year               6.13      5.10      5.90     5.58      5.95      5.95     6.21
   Life                 6.95      6.39      6.83     6.83      6.85      6.85     6.99
-----------------------------------------------------------------------------------------


Average annual total return as of 03/31/04 (%)
-----------------------------------------------------------------------------------------
   Share class                A                   B                  C              Z
   Sales charge       without     with    without    with    without    with     without
-----------------------------------------------------------------------------------------
   1-year               4.84     -0.14      4.09    -0.91      4.25      3.25     5.15
   5-year               6.74      5.71      6.53     6.22      6.58      6.58     6.82
   Life                 7.33      6.77      7.21     7.21      7.23      7.23     7.37
-----------------------------------------------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge ("CDSC") for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares (the oldest existing fund class which shares were initially offered on December 12, 1994) for periods prior to their inception. These class Z shares include the returns for the Trust Shares of the former Galaxy Corporate Bond Fund (the former Galaxy Fund), the predecessor to the fund, for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

Portfolio Manager's Report
                                                    Columbia Corporate Bond Fund

For the 12-month period ended April 30, 2004, Columbia Corporate Bond Fund class A shares delivered a total return of 1.19% without sales charge. By comparison, the Lehman Brothers Intermediate Government/Credit Bond Index returned 2.03%, while the Lipper Intermediate Investment Grade Debt Funds Category returned 1.91%.1 The fund managed a positive return in a generally weak market for bonds. However, we believe the fund trailed its peer group because its holdings were of higher-than-average quality at a time when lower quality issues were the strongest performers.

BOND PRICES FALL SLIGHTLY AS ECONOMY IMPROVES
Against the backdrop of a strengthening economy, higher corporate profits and a rising stock market, the bond market held firm for much of the period. Corporate bonds did especially well as earnings and balance sheets benefited from the economic recovery. In this environment, investors generally sought out lower quality issues because of their yield advantage relative to Treasury securities and other Aaa-rated instruments.

At the end of the period, particularly strong economic news rekindled fears of inflation. Investors became increasingly concerned that the Federal Reserve Board would move to dampen inflation by raising short-term interest rates. As a result, yields rose and bond prices fell throughout most sectors of the investment-grade bond market.

LOWER-QUALITY SECURITIES OUTPERFORMED
Portfolio quality was the single most important determinant of performance during the period, and we took a series of steps to adjust the fund's overall credit quality in the direction of the market's preferences for lower-quality, higher-yielding sectors. We reduced our Treasury holdings from 6% of the portfolio to 1% and increased our position in domestic corporate bonds from 77% to 81%. As a result of this shift, Aaa-rated securities accounted for 13% of the portfolio, down from 20%, while A-rated securities have gone from 41% to 48% of the portfolio and Baa-rated issues from 19% to 29% as of April 30, 2004. The fund generally does not purchase securities with ratings below Baa.

We also moved to a barbelled portfolio structure that deemphasizes securities with maturities between one and five years. We consider this range to be especially vulnerable to a Fed decision to raise short-term interest rates. We believe that an interest rate increase would bring the value of these bonds down more than other maturity ranges. While the extent of such a move was limited by the composition of the market, we were able to increase the under-one-year segment of the portfolio from 7% to 12% while decreasing the one to five-year position from 48% to 44%.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.


sidebar:

Summary

o For the 12-month period ended April 30, 2004, the fund's class A shares returned 1.19% without sales charge

o    Corporate bonds generally outperformed other types of bonds for the period.

o Both the fund and its benchmark earned low single digit returns in a generally weak period for bonds.

Artwork of two arrows pointing up: Class A shares       Lehman Brothers
                                      1.19%              Intermediate
                                                        Government/Credit
                                                          Bond Index
                                                             2.03
                                    Objective
                              Seeks a high level of
                                 current income.

                                Total net assets
                                 $198.8 million

Net asset value per share
as of 04/30/04 ($)
-------------------------------------
   Class A                     10.90
   Class B                     10.90
   Class C                     10.90
   Class Z                     10.90
-------------------------------------

Distributions declared per share
05/01/03 - 04/30/04 ($)
-------------------------------------
   Class A                     0.49
   Class B                     0.41
   Class C                     0.43
   Class Z                     0.53
-------------------------------------

                                                    Columbia Corporate Bond Fund

OUTLOOK FOR CORPORATE BONDS REMAINS FAVORABLE
Although the Fed has yet to take any specific action on interest rates, the solid growth of the economy makes a move to higher short-term rates more likely going forward. Should the Fed push rates higher, we believe that the non-investment grade corporate bonds that have outperformed over the past year could come under pressure and that the investment grade bonds, which the fund emphasizes, have the potential to do better. Higher short-term interest rates tend to be tougher on companies with significant debt on their balance sheets because they raise the cost of borrowing.

The yield advantage of corporate bonds over Treasuries has narrowed over the past year. Yet we believe the sector remains attractive to investors because the risk of credit downgrades and corporate defaults is considerably lower in the currently strong economic environment. In anticipation of higher interest rates, we have favored industrial bonds over finance-related issues, which historically have underperformed during periods of rising rates. We will continue to monitor relative yields in an effort to maintain the appropriate balance between these two sectors of the corporate bond market.

photo: David Lindsay

David Lindsay has managed Columbia Corporate Bond Fund since its inception in December 1994 and has been with the advisor and its predecessors since 1986.

/s/ David Lindsay

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.



sidebar:

Portfolio structure as of 04/30/04 (%)
-------------------------------------
   Corporate notes and bonds   81.2
   Foreign bonds               11.1
   Cash equivalents, net other
     assets and liabilities     3.2
   US government and agency
     obligations                2.7
   Asset-backed securities      1.1
   Mortgage-backed securities   0.7
-------------------------------------

Maturity breakdown as of 04/30/04 (%)
-------------------------------------
   0 - 1 years                 11.9
   1 - 3 years                 24.8
   3 - 5 years                 19.2
   5 - 7 years                 12.3
   7 - 10 years                19.2
   10 - 15 years                4.6
   15 - 20 years                1.0
   20 - 30 years                6.4
   30 + years                   0.6
-------------------------------------

Quality breakdown as of 04/30/04 (%)
-------------------------------------
   Aaa                         13.0
   Aa                          10.1
   A                           48.4
   Baa                         28.5
-------------------------------------

SEC yields as of 04/30/04 (%)
   Class A                     2.59
   Class B                     1.96
   Class C                     2.10
   Class Z                     2.97

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sidebar:

Performance of a $10,000 investment
05/01/94 - 04/30/04 ($)
   sales charge  without       with
-------------------------------------
   Class A       17,798       16,946
   Class B       17,074       17,074
   Class C       17,113       17,113
   Class G       17,123       17,123
   Class T       17,817       16,964
   Class Z       18,289         n/a
-------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


Performance Information

                                    Columbia Intermediate Government Income Fund

Value of a $10,000 investment 05/01/94 - 04/30/04
[MOUNTAIN CHART DATA]:

                 Class A shares                             Lehman Brothers         Lehman Brothers      Lehman Brothers
                         without      Class A shares              Aggregate Intermediate Government/         Intermediate
                    sales charge   with sales charge             Bond Index        Credit Bond Index     Government Index

05/1994                  $10,000             $ 9,525                $10,000                  $10,000              $10,000
                           9,956               9,483                 10,007                   10,007                9,999
                           9,943               9,471                 10,008                   10,009                9,977
                          10,106               9,626                 10,152                   10,140               10,176
                          10,115               9,635                 10,184                   10,170               10,188
                          10,037               9,561                 10,090                   10,085               10,038
                          10,024               9,548                 10,089                   10,087               10,029
                           9,980               9,506                 10,043                   10,042               10,007
                          10,022               9,546                 10,079                   10,075               10,076
                          10,190               9,706                 10,249                   10,239               10,275
                          10,419               9,924                 10,461                   10,437               10,520
                          10,461               9,965                 10,521                   10,494               10,584
                          10,580              10,077                 10,650                   10,616               10,732
                          11,009              10,486                 10,972                   10,915               11,148
                          11,020              10,497                 11,045                   10,985               11,229
                          10,970              10,448                 11,046                   10,991               11,204
                          11,124              10,596                 11,147                   11,082               11,340
                          11,213              10,681                 11,227                   11,156               11,450
                          11,314              10,777                 11,352                   11,279               11,599
                          11,469              10,924                 11,501                   11,416               11,773
                          11,593              11,042                 11,621                   11,529               11,938
                          11,650              11,096                 11,721                   11,626               12,016
                          11,458              10,913                 11,584                   11,503               11,807
                          11,390              10,849                 11,525                   11,450               11,725
                          11,294              10,758                 11,485                   11,417               11,659
                          11,267              10,732                 11,475                   11,411               11,636
                          11,364              10,824                 11,597                   11,528               11,792
                          11,406              10,864                 11,632                   11,563               11,823
                          11,391              10,850                 11,641                   11,576               11,803
                          11,536              10,988                 11,803                   11,725               12,009
                          11,719              11,163                 12,012                   11,918               12,275
                          11,856              11,293                 12,170                   12,062               12,485
                          11,796              11,236                 12,093                   11,997               12,369
                          11,842              11,280                 12,140                   12,042               12,407
                          11,861              11,298                 12,163                   12,062               12,438
                          11,802              11,241                 12,079                   11,993               12,300
                          11,933              11,366                 12,220                   12,128               12,485
                          12,029              11,458                 12,322                   12,223               12,603
                          12,127              11,551                 12,434                   12,328               12,753
                          12,381              11,793                 12,686                   12,555               13,098
                          12,310              11,725                 12,623                   12,507               12,986
                          12,443              11,852                 12,769                   12,643               13,177
                          12,578              11,981                 12,911                   12,791               13,368
                          12,626              12,026                 12,939                   12,820               13,430
                          12,719              12,115                 13,043                   12,923               13,566
                          12,881              12,269                 13,214                   13,091               13,739
                          12,850              12,240                 13,203                   13,077               13,728
                          12,874              12,263                 13,245                   13,118               13,775
                          12,934              12,319                 13,312                   13,181               13,847
                          13,044              12,424                 13,409                   13,271               13,978
                          13,152              12,527                 13,495                   13,360               14,097
                          13,173              12,547                 13,542                   13,411               14,127
                          13,477              12,837                 13,754                   13,665               14,357
                          13,794              13,139                 14,100                   13,983               14,693
                          13,736              13,084                 14,086                   14,007               14,615
                          13,729              13,077                 14,084                   13,963               14,698
                          13,776              13,121                 14,141                   14,018               14,742
                          13,821              13,165                 14,218                   14,081               14,847
                          13,560              12,916                 14,009                   13,888               14,587
                          13,632              12,984                 14,114                   13,980               14,667
                          13,663              13,014                 14,158                   14,017               14,714
                          13,535              12,892                 14,049                   13,932               14,585
                          13,500              12,858                 14,059                   13,951               14,538
                          13,465              12,825                 14,046                   13,953               14,476
                          13,444              12,806                 14,057                   13,972               14,468
                          13,575              12,930                 14,188                   14,092               14,636
                          13,584              12,939                 14,225                   14,121               14,690
                          13,591              12,945                 14,242                   14,131               14,689
                          13,508              12,866                 14,195                   14,087               14,618
                          13,503              12,861                 14,143                   14,039               14,570
                          13,677              13,027                 14,259                   14,155               14,746
                          13,882              13,223                 14,407                   14,317               14,941
                          13,847              13,190                 14,374                   14,311               14,898
                          13,843              13,186                 14,397                   14,350               14,890
                          14,080              13,411                 14,650                   14,578               15,200
                          14,176              13,502                 14,762                   14,674               15,338
                          14,359              13,677                 14,936                   14,838               15,561
                          14,439              13,753                 15,072                   14,967               15,659
                          14,537              13,847                 15,141                   15,071               15,762
                          14,764              14,063                 15,347                   15,292               16,021
                          15,053              14,338                 15,629                   15,561               16,319
                          15,226              14,503                 15,886                   15,768               16,586
                          15,380              14,650                 16,035                   15,913               16,731
                          15,449              14,716                 16,158                   16,028               16,814
                          15,369              14,639                 16,116                   15,977               16,744
                          15,424              14,692                 16,207                   16,042               16,844
                          15,475              14,740                 16,267                   16,094               16,908
                          15,769              15,020                 16,605                   16,395               17,287
                          15,927              15,170                 16,771                   16,540               17,486
                          16,191              15,422                 17,016                   16,893               17,690
                          16,504              15,720                 17,298                   17,156               18,060
                          16,276              15,503                 17,125                   16,952               17,811
                          16,174              15,405                 17,031                   16,871               17,697
                          16,254              15,482                 17,120                   16,943               17,840
                          16,411              15,631                 17,255                   17,084               18,013
                          16,133              15,367                 16,993                   16,826               17,714
                          16,433              15,653                 17,273                   17,141               18,058
                          16,547              15,761                 17,446                   17,261               18,211
                          16,722              15,928                 17,596                   17,476               18,368
                          16,980              16,173                 17,803                   17,805               18,590
                          17,188              16,372                 18,069                   18,008               18,904
                          17,429              16,601                 18,392                   18,318               19,210
                          17,382              16,556                 18,320                   18,305               19,122
                          17,283              16,462                 18,304                   18,160               19,116
                          17,582              16,747                 18,703                   18,496               19,512
                          17,571              16,737                 18,703                   18,455               19,530
                          17,752              16,909                 18,967                   18,664               19,799
                          17,726              16,884                 18,986                   18,668               19,783
                          17,820              16,973                 19,130                   18,720               19,948
                          18,032              17,175                 19,514                   19,014               20,319
                          17,979              17,125                 19,501                   18,983               20,278
                          17,440              16,612                 18,970                   18,522               19,597
                          17,525              16,693                 19,016                   18,556               19,726
                          17,878              17,029                 19,497                   18,958               20,249
                          17,728              16,886                 19,314                   18,772               20,060
                          17,759              16,916                 19,341                   18,774               20,108
                          17,891              17,041                 19,509                   18,921               20,314
                          17,986              17,131                 19,638                   19,023               20,476
                          18,131              17,270                 19,838                   19,204               20,697
                          18,222              17,357                 19,993                   19,338               20,852
04/2004                   17,798              16,946                 19,531                   18,908               20,313


The graph and table do not reflect a deduction of taxes that the shareholder would pay on the fund distributions or the redemption of shares. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. The Lehman Brothers Intermediate Government Index is an unmanaged index that tracks the performance of US government securities. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



Average annual total return as of 04/30/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class               A                   B                  C                  G                  T              Z
   Inception              11/25/02            11/25/02           11/25/02           11/01/98           09/01/88       09/01/88
--------------------------------------------------------------------------------------------------------------------------------
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
--------------------------------------------------------------------------------------------------------------------------------
   1-year              -0.09      -4.84    -0.85     -5.66    -0.71     -1.67     -0.70    -5.51     -0.01     -4.76     0.19
   5-year               5.43       4.41     4.62      4.29     4.67      4.67      4.68     4.18      5.45      4.43     5.72
   10-year              5.93       5.42     5.50      5.50     5.52      5.52      5.53     5.53      5.95      5.43     6.22
--------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 03/31/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class                A                   B                  C                  G                  T              Z
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
--------------------------------------------------------------------------------------------------------------------------------
   1-year               2.82      -2.08     2.03     -2.91     2.17      1.18      2.18    -2.76      2.90     -1.99     3.12
   5-year               5.97       4.95     5.16      4.84     5.21      5.21      5.22     4.73      6.00      4.97     6.27
   10-year              6.06       5.55     5.63      5.63     5.65      5.65      5.66     5.66      6.07      5.56     6.35
--------------------------------------------------------------------------------------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge ("CDSC") for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, class B and class C are newer classes of shares. Their performance information includes returns of the Retail A Shares (for class A shares) and Retail B Shares (for class B and class C shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class A, B and C shares were initially offered by the fund. The returns shown for Retail B shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Class A, class B and class C shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class B and class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. The returns for class G and class T shares include the returns of Retail A Shares (for class T shares) and Retail B Shares (for class G shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on September 1, 1988. class G shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z share include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund


For the 12-month period ended April 30, 2004, class A shares of Columbia Intermediate Government Income Fund returned negative 0.09% without sales charge. The fund fell short of its primary benchmark, the Lehman Brothers Intermediate Government Index, which returned 0.99%, and its secondary benchmark, the Lehman Brothers Aggregate Bond Index, which returned 1.82%. The fund was also behind its peer group, the Lipper Intermediate US Government Funds Category average, which was 0.26%.1 The fund's high-quality bias - the majority of its bonds are rated A or higher - accounted for its slight underperformance as lower-quality issues posted the biggest gains for the period.

PREPARED FOR RISING INTEREST RATES
With a short duration, the fund was well positioned for the higher interest rates and volatile environment that developed as the period progressed. We shorten duration, which is a measure of interest-rate sensitivity, when we expect interest rates to rise. If we are wrong and interest rates decline after we shorten duration performance can suffer. However, if we are right, our duration adjustment can help performance.

RIGHT PLACES, RIGHT TIMES
We also did well to reduce the fund's exposure to Treasuries, which helped returns when rising interest rates brought Treasury bond prices down. The fund also benefited from our decision to boost corporate bonds to the fund's stated maximum of 20% of net assets. The sector posted its best returns in years with the biggest gains coming from lower-rated securities. Toward the end of the period, we cut our stake in corporate bonds in half amid concerns that the best part of the rally was over. We kept a sizable investment in industrials, but sold financials, which were vulnerable to rising interest rates. We also sold airlines, which were hurt by rising energy prices. We modestly increased the fund's stake in high-quality asset-backed securities. These short-maturity bonds, which are backed by pools of assets, such as payments from credit card or auto loans, offered good yields.

LITTLE IMPACT FROM MORTGAGES AND AGENCIES
Early in the period we boosted the fund's investment in mortgage bonds, anticipating that they would benefit from stable or gradually rising interest rates. After doing poorly in the first half of the period, mortgage bonds did better in 2004. Interest rate volatility and regulatory concerns initially hurt government agency bonds, which made up the balance of the fund's assets. Agencies staged a nice comeback in the second half, but had little effect on performance for the year.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.


Sidebar:

Summary

o For the 12-month period ended April 30, 2004, the fund's class A shares returned negative 0.09% without sales charge. Rising interest rates put pressure on the fund, its benchmark and peer group.

o In an environment that was generally unfavorable for bonds, the fund's emphasis on high-quality bonds hampered its return.

o Over the long term, the fund's quality focus has helped it generate a solid return for shareholders.

 Artwork of 2 arrows, 1 pointing down and the second one pointing up:
                                Class A shares
                                      -0.09%

                                 Lehman Brothers
                                  Intermediate
                                   Government
                                     Index
                                      0.99%

                                    Objective
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                Total net assets
                                 $410.0 million

Net asset value per share
as of 04/30/04 ($)
--------------------------------------
   Class A                     10.42
   Class B                     10.42
   Class C                     10.42
   Class G                     10.42
   Class T                     10.42
   Class Z                     10.42
--------------------------------------

Distributions declared per share
05/01/03 - 04/30/04 ($)
--------------------------------------
   Class A                     0.40
   Class B                     0.32
   Class C                     0.34
   Class G                     0.34
   Class T                     0.41
   Class Z                     0.43
--------------------------------------

--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

CAUTIOUS OUTLOOK AND FURTHER RISE IN YIELDS
Despite higher interest rates and energy prices, we think the economic recovery will continue. We expect bond yields to rise further and, therefore, plan to keep a slightly shorter duration than our benchmark. We plan to maintain the fund's corporate stake, which includes asset-backed securities, at around 10%. We may also adjust our mortgage holdings to favor bonds with coupons between 6.0% and 6.5%. These premium bonds should benefit as rising interest rates reduce the likelihood that they could be redeemed before their due dates.

photo: Marie M. Schofield

Marie M. Schofield has managed Columbia Intermediate Government Income Fund since December 1996 and has been with the advisor and its predecessors since 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.



sidebar:

Portfolio structure as of 04/30/04 (%)
--------------------------------------
   US government and agency
     obligations               51.2
   Mortgage-backed securities  36.7
   Corporate notes and bonds    7.6
   Asset-backed securities      2.3
   Foreign bonds                1.6
   Cash equivalents, net other
     assets and liabilities     0.6
--------------------------------------

Maturity breakdown as of 04/30/04 (%)
--------------------------------------
   0 - 1 years                  9.1
   1 - 3 years                 20.5
   3 - 5 years                 19.3
   5 - 7 years                 18.8
   7 - 10 years                17.8
   10 - 15 years                6.4
   15 - 20 years                7.1
   20 - 30 years                1.0
--------------------------------------

Quality breakdown as of 04/30/04 (%)
--------------------------------------
   Aaa                         93.2
   Aa                           0.7
   A                            2.9
   Baa                          3.2
--------------------------------------

SEC yields as of 04/30/04 (%)
--------------------------------------
   Class A                      2.04
   Class B                      1.39
   Class C                      1.55
   Class G                      1.59
   Class T                      2.14
   Class Z                      2.40
--------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Sidebar:

Performance of a $10,000 investment
05/01/94 - 04/30/04 ($)
   sales charge  without       with
--------------------------------------
   Class A       18,983       18,074
   Class B       18,242       18,242
   Class C       18,280       18,280
   Class G       18,077       18,077
   Class T       19,007       18,096
   Class Z       19,355         n/a
--------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

Value of a $10,000 investment 05/01/94 - 04/30/04
[MOUNTAIN CHART DATA]:

                                                       Lehman Brothers
              Class A shares        Class A shares   Government/Credit
        without sales charge     with sales charge          Bond Index

05/1994               $10,000              $ 9,525             $10,000
                        9,953                9,480               9,982
                        9,857                9,389               9,959
                       10,102                9,622              10,158
                       10,057                9,580              10,162
                        9,785                9,320              10,009
                        9,738                9,275               9,998
                        9,750                9,287               9,980
                        9,853                9,385              10,046
                       10,018                9,542              10,239
                       10,275                9,787              10,476
                       10,330                9,840              10,546
                       10,482                9,984              10,694
                       11,035               10,511              11,142
                       11,110               10,582              11,231
                       11,048               10,523              11,187
                       11,210               10,677              11,331
                       11,339               10,800              11,446
                       11,535               10,987              11,614
                       11,753               11,195              11,806
                       11,940               11,373              11,980
                       11,973               11,405              12,054
                       11,748               11,190              11,798
                       11,612               11,060              11,699
                       11,476               10,931              11,618
                       11,444               10,900              11,599
                       11,579               11,029              11,753
                       11,602               11,051              11,780
                       11,556               11,007              11,751
                       11,760               11,202              11,960
                       12,024               11,453              12,238
                       12,229               11,648              12,464
                       12,103               11,528              12,325
                       12,103               11,528              12,340
                       12,112               11,537              12,366
                       11,986               11,417              12,219
                       12,151               11,574              12,397
                       12,258               11,676              12,512
                       12,399               11,810              12,663
                       12,781               12,174              13,050
                       12,625               12,025              12,904
                       12,817               12,208              13,107
                       13,011               12,393              13,316
                       13,070               12,450              13,387
                       13,205               12,578              13,527
                       13,389               12,753              13,718
                       13,346               12,712              13,691
                       13,382               12,746              13,733
                       13,429               12,791              13,802
                       13,590               12,944              13,949
                       13,737               13,084              14,092
                       13,734               13,081              14,103
                       14,085               13,416              14,378
                       14,476               13,788              14,789
                       14,357               13,675              14,684
                       14,384               13,701              14,772
                       14,424               13,739              14,809
                       14,511               13,822              14,914
                       14,109               13,439              14,559
                       14,171               13,498              14,632
                       14,191               13,517              14,669
                       14,014               13,348              14,518
                       13,917               13,256              14,473
                       13,864               13,205              14,432
                       13,838               13,180              14,421
                       13,958               13,295              14,550
                       13,969               13,306              14,588
                       13,938               13,276              14,580
                       13,828               13,171              14,491
                       13,841               13,183              14,486
                       14,043               13,376              14,667
                       14,305               13,626              14,880
                       14,232               13,556              14,807
                       14,188               13,514              14,794
                       14,454               13,767              15,096
                       14,581               13,888              15,256
                       14,794               14,091              15,471
                       14,849               14,143              15,529
                       14,948               14,238              15,627
                       15,233               14,510              15,895
                       15,567               14,828              16,208
                       15,757               15,009              16,480
                       15,913               15,157              16,650
                       15,973               15,215              16,726
                       15,823               15,072              16,601
                       15,882               15,127              16,697
                       15,953               15,196              16,777
                       16,311               15,536              17,195
                       16,503               15,719              17,415
                       16,709               15,916              17,575
                       17,116               16,303              18,022
                       16,835               16,035              17,726
                       16,707               15,913              17,586
                       16,809               16,010              17,715
                       16,967               16,161              17,865
                       16,607               15,818              17,502
                       16,913               16,109              17,842
                       17,080               16,269              18,006
                       17,244               16,425              18,159
                       17,522               16,689              18,377
                       17,879               17,030              18,789
                       18,267               17,399              19,193
                       18,083               17,224              19,008
                       17,990               17,136              19,020
                       18,426               17,551              19,524
                       18,394               17,521              19,524
                       18,670               17,784              19,871
                       18,640               17,755              19,846
                       18,857               17,961              20,058
                       19,264               18,349              20,628
                       19,183               18,272              20,545
                       18,425               17,550              19,684
                       18,541               17,661              19,814
                       19,072               18,166              20,442
                       18,852               17,957              20,183
                       18,881               17,984              20,237
                       19,041               18,137              20,437
                       19,201               18,289              20,623
                       19,395               18,474              20,875
                       19,535               18,607              21,067
04/2004                18,983               18,074              20,421

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


Average annual total return as of 04/30/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class                A                  B                  C                  G                  T              Z
   Inception              11/01/98            11/01/98           11/25/02           03/04/96           12/14/90       12/14/90
--------------------------------------------------------------------------------------------------------------------------------
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
--------------------------------------------------------------------------------------------------------------------------------
   1-year               0.65      -4.09    -0.12     -4.87     0.10     -0.85      0.10    -4.65      0.75     -4.00     0.94
   5-year               5.98       4.96     5.23      4.91     5.28      5.28      5.31     4.82      6.00      4.98     6.23
   10-year              6.62       6.10     6.20      6.20     6.22      6.22      6.10     6.10      6.63      6.11     6.83
--------------------------------------------------------------------------------------------------------------------------------


Average annual total return as of 03/31/04 (%)
--------------------------------------------------------------------------------------------------------------------------------
   Share class                A                   B                  C                  G                  T              Z
   Sales charge       without     with    without    with    without    with     without   with     without    with    without
--------------------------------------------------------------------------------------------------------------------------------
   1-year               4.78      -0.19     3.97     -0.96     4.18      3.20      4.19    -0.74      4.88     -0.10     5.08
   5-year               6.62       5.58     5.87      5.55     5.91      5.91      5.95     5.47      6.64      5.60     6.87
   10-year              6.78       6.27     6.37      6.37     6.39      6.39      6.27     6.27      6.80      6.28     6.99
--------------------------------------------------------------------------------------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge ("CDSC") for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. For class G shares, the CDSC for the holding period after purchase is as follows: through the first year - 5%, second year - 4%, third year - 4%, fourth year - 4%, fifth year - 3%, sixth year - 2%, seventh year - 1%, thereafter - 0%. For the class T shares, the "with sales charge" returns include the maximum 4.75% charge. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The returns for class A and class B shares include the returns of Prime A Shares (for class A shares) and Prime B Shares (for class B shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date on which class A, B and C shares were initially offered by the fund. The returns shown for class A shares and class B shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to class A shares and class B shares, respectively) for periods prior to the inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for class A and class B shares exceed expenses paid by Retail A Shares. The returns shown for class C shares for periods prior to the date of inception include the returns of Prime B Shares of the former Galaxy Fund (adjusted to reflect the sales charge applicable to class C shares). The returns shown for class C shares also include the returns of Retail A Shares of the former Galaxy Fund (adjusted to reflect the sales charges applicable to class C shares) for periods prior to the date of inception of Prime B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for class C shares exceed expenses paid by Retail A and Prime B Shares. The returns of Retail A Shares (for class T shares) and Retail B Shares (for class G Shares) of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class T and G shares were initially offered by the fund. The returns shown for class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B Shares of the former Galaxy Fund (March 4, 1996). Retail A Shares of the former Galaxy Fund were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A Shares. The returns for class Z shares include returns of Trust Shares of the former Galaxy Fund for periods prior to November 25, 2002, the date in which class Z shares were initially offered by the fund.

PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

For the 12-month period ended April 30, 2004, class A shares of Columbia Quality Plus Bond Fund returned 0.65% without sales charge. The fund trailed the Lehman Brothers Government/Credit Bond Index, which returned 1.80%, as well as the Lipper Corporate Debt Funds A Rated Category average, which was 2.19%.1 According to its stated investment policy, the fund must invest at least 50% of its assets in bonds with Aa or better credit ratings, with the balance in investment grade or better. This high-quality bias hurt the fund's relative return, because both the fund's benchmark and its peer group can invest in a slightly lower-quality range of securities, and lower-quality securities were the biggest beneficiaries of an improving economy. In addition, the fund owned mortgage bonds, which are not included in the Lehman Brothers index and did not make much headway over the year.

BOOST FROM SHORT DURATION AS INTEREST RATES RISE
With a short duration, the fund was well positioned for the higher interest rates and volatile environment that developed as the period progressed. We shorten duration, which is a measure of interest-rate sensitivity, when we expect interest rates to rise. If we are wrong and interest rates decline after we shorten duration, performance can suffer. However, if we are right -- as we were during the past year -- our duration adjustment can help performance.

SHIFT OUT OF TREASURIES INTO CORPORATE BONDS
We trimmed our position in Treasuries to its lowest level in years, on the conviction that interest rates were unlikely to go much lower. This worked well as returns on Treasury bonds weakened as interest rates rose. We held only a small portion of the fund's assets in Treasuries to provide liquidity for the fund.

We increased the fund's weighting in corporate bonds to a maximum level, which helped performance as the sector posted very strong returns. However, our investment in lower-rated (Baa) issues was still below the average for our benchmark and peer group, which hampered returns. We added to the utilities sector, where we focused on bonds with the potential to benefit from credit upgrades, as well as to the industrial and financial sectors--both areas of concentration for the fund. We began to pare back our position in corporate bonds late in the period. We believed that the sector's biggest gains were likely over. In that regard, we sold mainly financial and airline bonds. Financial bonds tend to underperform when interest rates rise. Airlines are exposed to rising energy prices.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.





Summary

o For the 12-month period ended April 30, 2004, the fund's class A shares returned 0.65% without sales charge. The fund benefited from strategy decisions that helped defend against rising interest rates.

o Sectors of the bond market came under pressure, as evidenced by the modest return of the fund, its benchmark and its peer group.

o The fund's high-quality bias detracted from relative performance as low-quality and high-yield bonds led the way in a strengthening economy. However, the emphasis on quality is an important component of the fund's long-term strategy and is not expected to change.

Artwork of 2 arrows pointing up:
                                 Class A Shares          Lehman Brothers
                                    0.65%                  Government/
                                                        Credit Bond Index
                                                             1.80%
                                    Objective
                              Seeks a high level of
                            current income consistent
                          with prudent risk of capital.

                                Total net assets
                                 $865.4 million


Net asset value per share
as of 04/30/04 ($)
---------------------------------------
   Class A                     10.93
   Class B                     10.93
   Class C                     10.93
   Class G                     10.93
   Class T                     10.93
   Class Z                     10.93
---------------------------------------

Distributions declared per share
05/01/03 - 04/30/04 ($)
---------------------------------------
   Class A                     0.67
   Class B                     0.58
   Class C                     0.60
   Class G                     0.60
   Class T                     0.68
   Class Z                     0.70
---------------------------------------

--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

LITTLE HEADWAY FROM MORTGAGE BONDS
In the fall of 2003, we added to our mortgage stake, but our mortgage holdings were hurt by the sharp interest rate volatility that occurred throughout the year. Mortgage bond returns improved in early 2004, but just enough to offset the losses incurred in 2003. We also boosted the fund's investment in asset-backed securities, which did well. Asset-backed securities are bonds backed by pools of assets, such as payments from credit cards or auto loans. We were attracted to the sector's high quality, short maturities and attractive yields.

MORE DEFENSIVE POSITIONING AHEAD
Although bond yields rose sharply near the end of the period, we think they have the potential to go higher. To protect the fund against rising interest rates, we plan to keep the fund's duration somewhat shorter than its benchmark. We also intend to boost quality by adding to asset-backed securities and shifting to higher-quality issues among industrials. Finally, we plan to adjust our mortgage holdings to favor bonds with coupons between 6% and 6.5%. These bonds should benefit as interest rates rise, lowering the risk that they will be redeemed before their due dates.

photo: Marie M. Schofield

Marie M. Schofield has managed Columbia Quality Plus Bond Fund since December 1996 and has been with the advisor and its predecessors since 1990.

/s/ Marie M. Schofield

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower- rated bonds; foreign, political and economic developments; and changes in currency exchange rates.



sidebar:

Portfolio structure as of 04/30/04 (%)
---------------------------------------
   Corporate notes and bonds   40.5
   Mortgage-backed securities  23.1
   US government and agency
     obligations               17.9
   Asset-backed securities      9.4
   Foreign bonds                7.6
   Cash equivalents, net other
     assets and liabilities     1.1
   Municipal securities         0.4
---------------------------------------

Maturity breakdown as of 04/30/04 (%)
---------------------------------------
   0 - 1 years                  4.4
   1 - 3 years                 24.9
   3 - 5 years                 17.5
   5 - 7 years                 15.0
   7 - 10 years                19.7
   10 - 15 years                6.3
   15 - 20 years                2.5
   20 - 30 years                9.7
---------------------------------------

Quality breakdown as of 04/30/04 (%)
---------------------------------------
   Aaa                        55.6
   Aa                          3.9
   A                          23.7
   Baa                        16.8
---------------------------------------

SEC yields as of 04/30/04 (%)
---------------------------------------
   Class A                    2.58
   Class B                    1.96
   Class C                    2.11
   Class G                    2.15
   Class T                    2.67
   Class Z                    2.96
---------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering at the end of the period.

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets. Maturity and quality breakdowns are calculated as a percentage of total investments. Maturity breakdown is based on each security's effective maturity, which reflects pre-fundings, mandatory puts and other conditions that affect a bond's maturity. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Financial Statements
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                       A guide to understanding your fund's financial statements

                                        --------------------------------------------------------------------------------
                Investment Portfolio    The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                        --------------------------------------------------------------------------------
 Statement of Assets and Liabilities    This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets.
                                        The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                        --------------------------------------------------------------------------------
             Statement of Operations    This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period.
                                        The total of these results represents the fund's net increase or decrease in net assets from operations.

                                        --------------------------------------------------------------------------------
  Statement of Changes in Net Assets    This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                        (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                        --------------------------------------------------------------------------------
       Notes to Financial Statements    These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                        --------------------------------------------------------------------------------
                Financial Highlights    The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Notes and Bonds - 81.2%
  Finance - 22.9%
     Allstate Corp., Senior Note
        7.875% 05/01/05              1,403,000     1,485,075
     American Express Credit Corp.
        3.000% 05/16/08              1,000,000       970,910
     American Express Credit Corp.
        Series B, MTN
        4.250% 02/07/05              1,000,000     1,018,790
     American International Group, Inc.
        2.875% 05/15/08              1,000,000       971,100
     Bank of America Corp., Senior Note
        4.875% 01/15/13 (a)          1,090,000     1,078,206
     Bank of America Corp.
        Subordinated Note
        7.750% 08/15/04 (a)            700,000       710,710
     Bank of America Corp.
        Subordinated Note
        7.625% 04/15/05 (a)            500,000       521,825
     Bank of New York Co., Inc.
        Subordinated Note
        8.500% 12/15/04                500,000       521,015
     Bank One Corp., Subordinated Note
        7.875% 08/01/10              1,000,000     1,170,170
     Bank One N.A., Illinois, Bank Note
        3.700% 01/15/08                350,000       350,889
     Bear Stearns Companies, Inc.
        2.875% 07/02/08                750,000       718,372
     Boeing Capital Corp.
        5.800% 01/15/13                250,000       259,493
     Boeing Capital Corp., Senior Note
        7.100% 09/27/05                500,000       531,685
     Boeing Capital Corp., Senior Note
        4.750% 08/25/08                755,000       772,508
     Boeing Capital Corp., Senior Note
        6.100% 03/01/11                500,000       533,825
     Branch Banking & Trust Co.
        Subordinated Note, Bank Note
        4.875% 01/15/13              1,000,000       984,340
     Capital One Bank
        4.250% 12/01/08                100,000        99,240
     Capital One Bank
        5.750% 09/15/10                395,000       412,182
     Capital One Bank, Senior Note
        5.125% 02/15/14                500,000       483,015
     Caterpillar Financial Services Corp.
        2.350% 09/15/06                500,000       493,225
     Caterpillar Financial Services Corp.
        2.700% 07/15/08              1,000,000       957,140
     Caterpillar Financial Services Corp.
        Series F, MTN
        4.690% 04/25/05                500,000       513,080
     Citigroup, Inc.
        6.625% 09/15/05                250,000       264,070
     Citigroup, Inc.
        6.875% 06/01/25              1,000,000     1,078,190



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Comerica, Inc., Subordinated Note
        7.250% 08/01/07                500,000       546,880
     Countrywide Home Loan
        Series L, MTN
        2.875% 02/15/07              1,000,000       986,850
     Deutsche Bank Financial LLC
        5.375% 03/02/15                550,000       548,432
     EOP Operating LP
        5.875% 01/15/13                375,000       384,862
     EOP Operating LP, Senior Note
        7.000% 07/15/11                375,000       416,014
     Ford Motor Credit Co., Senior Note
        7.375% 02/01/11                500,000       533,335
     FPL Group Capital, Inc.
        7.625% 09/15/06              1,000,000     1,101,150
     General Electric Capital Corp.
        Series A, MTN
        5.000% 02/15/07                250,000       261,630
     General Electric Global Insurance
        Holding Corp.
        6.450% 03/01/19              1,000,000     1,031,830
     Golden West Financial Corp.
        Senior Note
        4.125% 08/15/07              1,000,000     1,025,270
     Goldman Sachs Group, Inc.
        6.600% 01/15/12                500,000       548,555
     Household Finance Corp.
        6.375% 10/15/11                635,000       689,140
     International Lease Finance Corp.
        Series O, MTN
        4.000% 01/17/06                375,000       383,696
     John Hancock Global Funding II
        5.000% 07/27/07 (b)            750,000       785,242
     J.P. Morgan Chase & Co.
        Senior Note
        5.250% 05/30/07                500,000       526,530
     J.P. Morgan Chase & Co.
        Subordinated Note
        6.750% 02/01/11                700,000       778,617
     KeyBank, N.A., Senior Note
        4.100% 06/30/05              1,000,000     1,019,590
     KFW International Finance
        2.500% 10/17/05              1,000,000     1,004,900
     Lehman Brothers Holdings, Inc.
        4.000% 01/22/08                325,000       327,275
     Marsh & McLennan Companies, Inc.
        Senior Note
        5.375% 03/15/07              1,500,000     1,584,930
     Marshall & Ilsley Bank
        Subordinated Note
        6.375% 09/01/11              1,015,000     1,112,684
     Mellon Funding Corp.
        7.500% 06/15/05                750,000       794,010
     Merrill Lynch & Co., Inc.
        6.550% 08/01/04                550,000       556,963
     Morgan Stanley Dean Witter
        7.750% 06/15/05                750,000       796,380



See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Finance - (continued)
     Morgan Stanley Dean Witter
        5.300% 03/01/13                500,000       501,735
     Morgan Stanley Dean Witter
        Unsubordinated Note
        6.100% 04/15/06                500,000       532,690
     Regions Financial Corp.
        Subordinated Note
        7.000% 03/01/11                250,000       280,895
     SunTrust Bank, Atlanta
        Subordinated Note
        7.250% 09/15/06                500,000       545,700
     SunTrust Bank, Atlanta
        Subordinated Note
        5.450% 12/01/17                300,000       300,867
     Textron Financial Corp., MTN
        2.750% 06/01/06                500,000       498,220
     U.S. Bancorp, Series J
        Senior Note, MTN
        6.875% 12/01/04                500,000       515,900
     U.S. Bancorp, Series N
        Senior Note, MTN
        5.100% 07/15/07                250,000       262,952
     U.S. Bancorp, Series N
        Senior Note, MTN
        3.125% 03/15/08                200,000       196,218
     U.S. Bank, N.A., Subordinated Note
        6.300% 02/04/14              1,000,000     1,081,660
     USAA Capital Corp.
        Series B, MTN
        3.130% 12/15/05 (b)          1,500,000     1,518,435
     Wachovia Corp.
        6.950% 11/01/04                714,000       733,235
     Wachovia Corp.
        4.950% 11/01/06              1,000,000     1,058,570
     Washington Mutual, Inc.
        7.500% 08/15/06              1,000,000     1,101,840
     Wells Fargo & Co.
        5.900% 05/21/06                500,000       532,045
     Wells Fargo Bank, N.A.
        Subordinated Note
        6.450% 02/01/11                500,000       551,535
     Wells Fargo Financial, Inc., Senior Note
        7.500% 04/15/05                525,000       552,814
                                                ------------
                                 Finance Total    45,409,131
  Consumer Staples - 15.2%
     Anheuser-Busch Companies, Inc.
        Senior Note
        6.000% 04/15/11              1,287,000     1,394,683
     Avery Dennison Corp.
        4.875% 01/15/13                180,000       177,802
     Avon Products, Inc.
        6.900% 11/15/04              1,000,000     1,028,320
     Baxter International, Inc.
        5.250% 05/01/07              1,500,000     1,572,585



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Becton, Dickinson & Co., Debenture
        4.550% 04/15/13                200,000       192,880
     Becton, Dickinson & Co., Debenture
        4.900% 04/15/18                100,000        95,614
     Becton, Dickinson & Co., Debenture
        6.700% 08/01/28              1,000,000     1,076,050
     Block Financial Corp.
        6.750% 11/01/04                250,000       256,093
     Cardinal Health, Inc.
        4.000% 06/15/15                200,000       178,536
     Cargill, Inc.
        6.375% 06/01/12 (b)          1,000,000     1,080,080
     Cendant Corp.
        6.875% 08/15/06                100,000       107,882
     Coca-Cola Co.
        5.750% 03/15/11                500,000       536,535
     Coca-Cola Enterprises, Inc.
        8.000% 01/04/05              1,000,000     1,041,910
     Coca-Cola Enterprises, Inc., Debenture
        6.950% 11/15/26                491,000       542,732
     Colgate-Palmolive Co.
        Series E, MTN
        5.980% 04/25/12              1,300,000     1,402,466
     ConAgra Foods, Inc.
        6.750% 09/15/11                500,000       553,320
     Eli Lilly & Co.
        2.900% 03/15/08              1,180,000     1,148,659
     Estee Lauder Companies, Inc.
        Senior Note
        6.000% 01/15/12              1,000,000     1,073,090
     Gillette Co., Senior Note
        4.125% 08/30/07              1,000,000     1,023,010
     Hershey Foods Corp., Debenture
        7.200% 08/15/27                330,000       377,269
     Kellogg Co., Series B
        6.000% 04/01/06              1,000,000     1,060,440
     Kroger Co.
        6.200% 06/15/12              1,000,000     1,062,080
     Limited Brands, Inc.
        6.125% 12/01/12              1,500,000     1,582,275
     Medco Health Solutions, Inc.
        Senior Note
        7.250% 08/15/13                500,000       538,775
     Merck & Co., Inc.
        5.250% 07/01/06              1,000,000     1,051,540
     Newell Rubbermaid, Inc.
        6.000% 03/15/07                300,000       318,606
     Pharmacia Corp., Debenture
        6.500% 12/01/18              1,000,000     1,115,400
     Procter & Gamble Co.
        Unsubordinated Note
        6.600% 12/15/04                250,000       257,600
     Procter & Gamble Co.
        Unsubordinated Note
        6.875% 09/15/09              1,250,000     1,413,975
     Safeway, Inc.
        6.150% 03/01/06                750,000       793,778



See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
--------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Consumer Staples - (continued)
     Sara Lee Corp.
        6.250% 09/15/11              1,000,000     1,094,850
     Sysco Corp.
        4.750% 07/30/05                400,000       412,768
     Sysco Corp., Debenture
        6.500% 08/01/28                968,000     1,048,267
     Unilever Capital Corp.
        6.875% 11/01/05              1,500,000     1,598,955
     Wal-Mart Stores, Inc.
        4.150% 06/15/05              1,000,000     1,024,020
     Wyeth
        4.375% 03/01/08              1,000,000     1,019,590
                                                ------------
                        Consumer Staples Total    30,252,435
  Industrial - 9.6%
     3M Co., Debenture
        6.375% 02/15/28              1,250,000     1,324,500
     BAE Systems Holdings, Inc.
        6.400% 12/15/11 (b)            350,000       372,180
     Bemis Co., Inc.
        6.500% 08/15/08                250,000       275,418
     Black & Decker Corp., Senior Note
        7.125% 06/01/11                500,000       569,020
     Burlington Northern Santa Fe Corp.
        6.125% 03/15/09              1,000,000     1,075,870
     DaimlerChrysler N.A. Holding Corp.
        4.050% 06/04/08                500,000       490,500
     Deere & Co., Debenture
        7.850% 05/15/10              1,000,000     1,168,610
     Eastman Chemical Co.
        3.250% 06/15/08                475,000       456,983
     Eastman Chemical Co.
        6.300% 11/15/18                120,000       121,720
     Emerson Electric Co.
        7.875% 06/01/05                500,000       531,040
     Emerson Electric Co.
        5.850% 03/15/09              1,000,000     1,078,430
     First Data Corp.
        3.375% 08/01/08              1,000,000       982,340
     General Dynamics Corp.
        2.125% 05/15/06              1,250,000     1,235,613
     General Electric Co.
        5.000% 02/01/13                950,000       945,991
     General Motors Corp., Senior Note
        7.125% 07/15/13              1,000,000     1,051,860
     Hertz Corp.
        4.700% 10/02/06                400,000       402,212
     Johnson Controls, Inc.
        4.875% 09/15/13                500,000       497,220
     Kellogg Co., Senior Note
        2.875% 06/01/08                330,000       317,074
     Lockheed Martin Corp.
        8.200% 12/01/09                500,000       591,625
     Martin Marietta Materials, Inc.
        6.875% 04/01/11                250,000       277,395



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Norfolk Southern Corp., Senior Note
        6.200% 04/15/09                985,000     1,065,534
     Praxair, Inc.
        2.750% 06/15/08              1,500,000     1,439,175
     Textron, Inc.
        6.375% 07/15/04                500,000       504,670
     United Technologies Corp.
        4.875% 11/01/06                500,000       522,515
     United Technologies Corp.
        6.350% 03/01/11                950,000     1,040,554
     Waste Management, Inc.
        Senior Note
        5.000% 03/15/14                200,000       192,166
     York International Corp.
        Senior Note
        6.625% 08/15/06                500,000       534,295
                                                ------------
                              Industrial Total    19,064,510
  Utilities - 8.1%
     Atmos Energy Corp., Senior Note
        5.125% 01/15/13                350,000       346,489
     Boston Edison Co., Debenture
        4.875% 04/15/14              1,000,000       986,490
     Carolina Power & Light Co.
        First Mortgage
        5.125% 09/15/13                495,000       492,273
     CenterPoint Energy Houston
        Electric LLC
        5.700% 03/15/13                250,000       256,995
     Commonwealth Edison Co.
        First Mortgage
        6.150% 03/15/12                400,000       430,940
     Consolidated Edison Co. of New York
        5.875% 04/01/33                500,000       485,800
     Consolidated Edison Co. of New York
        Series B, Debenture
        7.150% 12/01/09              1,250,000     1,430,475
     Dominion Resources, Inc.
        Series B, Senior Note
        7.625% 07/15/05                500,000       532,070
     Dominion Resources, Inc.
        Series D, Senior Note
        5.125% 12/15/09                110,000       113,289
     Duke Energy Corp.
        5.625% 11/30/12                500,000       507,645
     Energy East Corp.
        5.750% 11/15/06                500,000       525,085
     FirstEnergy Corp., Series A
        5.500% 11/15/06                100,000       104,099
     FirstEnergy Corp., Series B
        6.450% 11/15/11                500,000       525,830
     Florida Power & Light Co.
        First Mortgage
        5.625% 04/01/34                575,000       544,246
     Florida Power Corp.
        First Mortgage
        5.100% 12/01/15                430,000       417,216



See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
--------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Utilities - (continued)
     Indiana Michigan Power Co.
        Series A, Senior Note
        6.875% 07/01/04                100,000       100,731
     Indiana Michigan Power Co.
        Series C, Senior Note
        6.125% 12/15/06                500,000       535,765
     MidAmerican Energy Holdings Co.
        Senior Note
        3.500% 05/15/08                800,000       774,688
     Niagara Mohawk Power Corp.
        First Mortgage
        7.750% 05/15/06                500,000       549,000
     Nisource Finance Corp.
        Senior Note
        6.150% 03/01/13                385,000       402,294
     Oncor Electric Delivery Co.
        6.375% 05/01/12                200,000       216,162
     Oncor Electric Delivery Co.
        6.375% 01/15/15                415,000       441,979
     Oncor Electric Delivery Co., Debenture
        7.000% 09/01/22                250,000       270,127
     Pacific Gas & Electric Co.
        First Mortgage
        4.200% 03/01/11                500,000       481,560
     PacifiCorp, Series H
        First Mortgage, MTN
        6.375% 05/15/08              1,000,000     1,074,700
     Peco Energy Co.
        First Mortgage
        3.500% 05/01/08                210,000       207,432
     Potomac Electric Power Co.
        First Mortgage
        6.250% 10/15/07              1,000,000     1,091,030
     Progress Energy, Inc., Senior Note
        5.850% 10/30/08                500,000       529,955
     Public Service Co. of Colorado
        First Mortgage
        4.875% 03/01/13                250,000       247,437
     Southern Power Co., Series B
        Senior Note
        6.250% 07/15/12                245,000       261,305
     Tampa Electric Co.
        6.375% 08/15/12                250,000       263,527
     Union Electric Co.
        4.750% 04/01/15              1,000,000       966,960
                                                ------------
                               Utilities Total    16,113,594
  Consumer Cyclical - 7.8%
     AutoZone, Inc., Senior Note
        4.750% 11/15/10              1,000,000       987,110
     Brown-Forman Corp.
        3.000% 03/15/08              1,235,000     1,203,483
     Campbell Soup Co.
        5.000% 12/03/12              1,500,000     1,503,135
     Cintas Corp., No. 2
        6.000% 06/01/12              1,000,000     1,069,880



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Costco Wholesale Corp., Senior Note
        5.500% 03/15/07              1,200,000     1,274,712
     DaimlerChrysler N.A. Holding Corp.
        6.900% 09/01/04              1,000,000     1,016,560
     May Department Stores Co.
        7.450% 10/15/16              1,000,000     1,136,270
     May Department Stores Co.
        6.700% 09/15/28                305,000       312,964
     McDonald's Corp., Series E, MTN
        5.950% 01/15/08              1,000,000     1,080,270
     New York Times Co.
        7.625% 03/15/05              1,000,000     1,047,750
     Southwest Airlines Co.
        8.000% 03/01/05                300,000       314,136
     Target Corp.
        5.950% 05/15/06              1,000,000     1,064,580
     Target Corp.
        3.375% 03/01/08                200,000       197,500
     Time Warner Entertainment Co.
        Debenture
        8.375% 03/15/23              1,000,000     1,160,640
     Union Pacific Corp.
        6.400% 02/01/06                601,000       637,673
     Union Pacific Corp.
        3.625% 06/01/10                750,000       706,552
     Wendy's International, Inc.
        Senior Note
        6.200% 06/15/14                750,000       805,350
                                                ------------
                       Consumer Cyclical Total    15,518,565

  Energy - 7.0%
     AGL Capital Corp.
        4.450% 04/15/13              1,000,000       943,500
     Alliant Energy Resources, Inc.
        Senior Note
        9.750% 01/15/13                380,000       485,838
     Amerada Hess Corp.
        6.650% 08/15/11                250,000       266,112
     Amerada Hess Corp.
        7.875% 10/01/29                500,000       540,010
     Atlantic Richfield Co., Debenture
        10.875% 07/15/05               500,000       551,500
     Baker Hughes, Inc.
        6.000% 02/15/09                200,000       217,002
     Baker Hughes, Inc., Senior Note
        6.250% 01/15/09                500,000       547,130
     ChevronTexaco Capital Co.
        3.375% 02/15/08                600,000       595,152
     ChevronTexaco Corp.
        5.500% 01/15/09                745,000       794,163
     Conoco, Inc., Senior Note
        6.950% 04/15/29              1,000,000     1,100,720
     ConocoPhillips
        3.625% 10/15/07                575,000       577,766
     Consolidated Natural Gas Co.
        Series B, Senior Note
        5.375% 11/01/06                250,000       262,640


See Notes to Investment Portfolio.

-------------------------------------------------------------
April 30, 2004                   Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Energy - (continued)
     Devon Energy Corp., Senior Note
        2.750% 08/01/06                580,000       571,259
     Enron Oil & Gas Resources, Inc.
        6.700% 11/15/06                385,000       418,703
     Kerr-McGee Corp.
        5.375% 04/15/05                760,000       780,186
     Kinder Morgan, Inc., Senior Note
        6.500% 09/01/12              1,000,000     1,076,390
     Marathon Oil Corp.
        6.000% 07/01/12                750,000       794,558
     Southern California Gas Co.
        First Mortgage
        5.450% 04/15/18                500,000       495,210
     Sunoco, Inc.
        7.750% 09/01/09                500,000       568,220
     Texas Eastern Transmission Corp.
        7.300% 12/01/10                633,000       717,487
     Tosco Corp.
        8.125% 02/15/30                500,000       618,890
     XTO Energy, Inc.
        4.900% 02/01/14              1,000,000       960,370
                                                ------------
                                  Energy Total    13,882,806
  Communications - 5.4%
     Cingular Wireless LLC, Senior Note
        5.625% 12/15/06                500,000       528,790
     Clear Channel Communications, Inc.
        4.250% 05/15/09                500,000       496,375
     Comcast Cable Communications, Inc.
        Senior Note
        6.875% 06/15/09                500,000       550,905
     Cox Communications, Inc.
        7.750% 11/01/10              1,000,000     1,142,860
     Disney (Walt) Co.
        6.375% 03/01/12              1,250,000     1,345,025
     Gannett Co., Inc.
        4.950% 04/01/05              1,250,000     1,285,188
     GTE Southwest, Inc., Debenture
        6.000% 01/15/06              1,000,000     1,055,150
     News America, Inc.
        4.750% 03/15/10                200,000       200,604
     SBC Communications, Inc.
        5.750% 05/02/06                850,000       899,980
     SBC Communications, Inc.
        6.250% 03/15/11                240,000       257,525
     Sprint Capital Corp.
        6.000% 01/15/07                300,000       318,840
     Sprint Capital Corp.
        7.625% 01/30/11                160,000       180,640
     Sprint Capital Corp.
        6.900% 05/01/19                505,000       524,922
     Tele-Communications-TCI Group
        Senior Note
        7.250% 08/01/05                500,000       527,520



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Verizon Virginia, Inc.
        Series A, Debenture
        4.625% 03/15/13                530,000       501,369
     Verizon Wireless, Inc.
        5.375% 12/15/06                350,000       369,505
     Viacom, Inc.
        6.625% 05/15/11                500,000       552,965
                                                ------------
                          Communications Total    10,738,163
  Basic Materials - 2.4%
     Alcoa, Inc.
        7.375% 08/01/10                700,000       805,336
     du Pont (E.I.) de Nemours & Co.
        6.875% 10/15/09              1,250,000     1,413,700
     International Paper Co.
        7.625% 08/01/04              1,000,000     1,014,480
     Mead Corp., Debenture
        6.840% 03/01/37              1,000,000     1,050,340
     Weyerhaeuser Co.
        6.750% 03/15/12                500,000       548,125
                                                ------------
                         Basic Materials Total     4,831,981
  Technology - 1.9%
     IBM Corp.
        4.250% 09/15/09                450,000       452,956
     IBM Corp., Debenture
        6.220% 08/01/27              1,000,000     1,025,440
     IBM Corp., MTN
        4.125% 06/30/05                500,000       512,255
     Pitney Bowes, Inc.
        4.750% 05/15/18                705,000       658,392
     Raytheon Co.
        6.500% 07/15/05              1,000,000     1,049,250
                                                ------------
                              Technology Total     3,698,293
  Services - 0.9%
     Sungard Data Systems, Inc.
        3.750% 01/15/09 (b)          1,000,000       974,110
     United Parcel Service, Debenture
        8.375% 04/01/30
        (7.620%  04/01/20) (c)         670,000       877,499
                                                ------------
                                Services Total     1,851,609
                                                ------------
               Total Corporate Notes and Bonds
                        (Cost of $155,338,627)   161,361,087

Foreign Bonds (d) - 11.1%
  United Kingdom - 3.5%
     BP Capital Markets PLC
        2.350% 06/15/06              1,000,000       994,520
     British Telecommunications PLC
        8.375% 12/15/10              1,000,000     1,179,250
     Diageo Capital PLC, Yankee
        6.125% 08/15/05              1,290,000     1,353,481
     Diageo Capital PLC, Yankee
        3.500% 11/19/07                500,000       499,935


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Foreign Bonds - (continued)
  United Kingdom - (continued)
     Royal Bank of Scotland Group PLC
        Subordinated Note
        5.000% 10/01/14                500,000       490,475
     Royal Bank of Scotland Group PLC
        Subordinated Note, Yankee
        6.400% 04/01/09              1,000,000     1,097,990
     Vodafone Group PLC
        7.625% 02/15/05              1,000,000     1,042,880
     Vodafone Group PLC
        4.625% 07/15/18                335,000       298,770
                                                ------------
                          United Kingdom Total     6,957,301
  Canada - 2.2%
     Domtar, Inc., Yankee
        5.375% 12/01/13                445,000       435,726
     Hydro-Quebec, Series GF, Yankee
        8.875% 03/01/26              1,000,000     1,380,200
     Ontario Electricity Financial Corp.
        6.100% 01/30/08              1,000,000     1,084,240
     Petro-Canada
        4.000% 07/15/13                565,000       504,472
     TELUS Corp., Yankee
        7.500% 06/01/07                500,000       550,440
     TransAlta Corp., Yankee
        5.750% 12/15/13                500,000       490,595
                                                ------------
                                  Canada Total     4,445,673
  Germany - 1.4%
     DEPFA Deutsche Pfandbriefbank AG
        3.375% 10/05/07 (b)          1,000,000       999,380
     Deutsche Ausgleichsbank
        7.000% 06/23/05              1,000,000     1,055,780
     Landwirtschaftliche Retenbank
        Senior Note
        3.375% 11/15/07                750,000       748,935
                                                ------------
                                 Germany Total     2,804,095
  Supra-National - 1.1%
     European Investment Bank
        4.625% 03/01/07              1,000,000     1,044,070
     International Bank for
        Reconstruction & Development
        Unsubordinated Note
        7.000% 01/27/05              1,000,000     1,039,850
                                                ------------
                          Supra-National Total     2,083,920
  Austria - 0.5%
     Oesterreichische Kontrollbank AG
        5.500% 01/20/06              1,000,000     1,050,130
                                                ------------
                                 Austria Total     1,050,130
  Italy - 0.5%
     Telecom Italia Capital
        4.000% 11/15/08 (b)          1,000,000       991,220
                                                ------------
                                   Italy Total       991,220



                                      Par ($)       Value ($)
-------------------------------------------------------------
  South Korea - 0.5%
     Korea Development Bank
        3.875% 03/02/09              1,000,000       967,660
                                                ------------
                             South Korea Total       967,660
  Australia - 0.4%
     Telstra Corp., Ltd.
        6.375% 04/01/12                750,000       813,098
                                                ------------
                               Australia Total       813,098
  Netherlands - 0.3%
     Deutsche Telekom International
        Finance
        8.250% 06/15/05                500,000       532,820
                                                ------------
                             Netherlands Total       532,820
  Panama - 0.3%
     Carnival Corp.
        3.750% 11/15/07 (b)            500,000       495,515
                                                ------------
                                  Panama Total       495,515
  France - 0.2%
     France Telecom
        8.750% 03/01/11                275,000       324,167
     France Telecom
        9.500% 03/01/31                120,000       153,704
                                                ------------
                                  France Total       477,871
  Hong Kong - 0.2%
     Hutchinson Whampoa
        International Ltd.
        6.250% 01/24/14 (b)            325,000       319,602
                                                ------------
                               Hong Kong Total       319,602
                                                ------------
                           Total Foreign Bonds
                         (Cost of $21,361,657)    21,938,905

U.S. Government and Agency Obligations - 2.7%
  Federal Home Loan Mortgage Corporation - 1.4%
        6.250% 07/15/04                715,000       722,348
        5.250% 01/15/06              1,000,000     1,048,574
        4.875% 03/15/07              1,000,000     1,050,731
                                                ------------
  Federal Home Loan Mortgage Corporation Total     2,821,653

  U.S. Treasury Notes - 1.0%
        6.750% 05/15/05                510,000       536,496
        5.750% 11/15/05                400,000       422,438
        4.625% 05/15/06                500,000       522,442
        2.625% 11/15/06                500,000       499,649
                                                ------------
                     U.S. Treasury Notes Total     1,981,025

  Federal National Mortgage Association - 0.2%
        6.375% 06/15/09                325,000       360,338
                                                ------------
   Federal National Mortgage Association Total      360,338



See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                    Columbia Corporate Bond Fund



                                      Par ($)       Value ($)
-------------------------------------------------------------
U.S. Government and Agency Obligations - (continued)
  U.S. Treasury Bond - 0.1%
        12.000% 08/15/13               200,000       268,117
                                                ------------
                      U.S. Treasury Bond Total       268,117
                                                ------------
                         Total U.S. Government
                        and Agency Obligations
                          (Cost of $5,334,918)     5,431,133

Asset-Backed Securities - 1.1%
     Chase Manhattan Auto Owner Trust
        Series 2001-A, Class A4
        5.070% 02/15/08              1,370,311     1,399,060
     Guaranteed Export Trust Certificates
        Series 1993-D, Class A
        5.230% 05/15/05                212,760       215,904
     Honda Auto Receivables Owner Trust
        Series 2001-2, Class A4
        5.090% 10/18/06                564,620       566,850
                                                ------------
                 Total Asset-Backed Securities
                          (Cost of $2,184,925)     2,181,814

Mortgage-Backed Securities - 0.7%
  Federal National Mortgage Association - 0.4%
        7.500% 11/01/07 Pool #188629    18,930        20,140
        5.000% 08/01/10 Series A-1,
          CMO, STRIP                    26,834        27,149
        7.500% 06/01/13 Pool #457543   188,302       201,853
        6.000% 11/01/23 Pool #050940   460,458       473,801
        6.500% 03/01/28 Pool #412263    46,274        48,224
                                                ------------
   Federal National Mortgage Association Total       771,167

  Government National Mortgage Association - 0.2%
        9.000% 09/15/04 Pool #003669       607           616
        9.000% 12/15/08 Pool #027562     9,095         9,909
        8.000% 05/15/22 Pool #319062    16,199        17,822
        6.000% 05/20/28 Pool #002589   117,281       120,337
        6.000% 03/15/29 Pool #487061   134,060       137,641
        6.500% 03/15/29 Pool #464613   139,869       146,216
        7.500% 09/15/29 Pool #466172    21,680        23,290
                                                ------------
Government National Mortgage Association Total       455,831

  Federal Home Loan Mortgage Corporation - 0.1%
        7.500% 08/01/08 Pool #181313       677           720
        7.000% 02/01/17 Pool #289284    33,435        35,411
        7.000% 10/01/22 Pool #C00184    16,693        17,715
        7.000% 02/01/23 Pool #C00213    21,434        22,746
        6.000% 09/01/23 Pool #D41208    95,222        97,975
                                                ------------
  Federal Home Loan Mortgage Corporation Total       174,567

              Total Mortgage-Backed Securities
                          (Cost of $1,286,877)     1,401,565



                                      Par ($)       Value ($)
-------------------------------------------------------------
Short-Term Obligation - 2.2%
        Repurchase agreement with State
        Street Bank & Trust Co., dated
        04/30/04, due 05/03/04 at 0.880%,
        collateralized by a U.S. Treasury
        Note maturing 10/15/06, market
        value $4,513,039 (repurchase
        proceeds $4,424,324)
        (Cost of $4,424,000)         4,424,000     4,424,000
                                                ------------


                     Total Investments - 99.0%
                    (Cost of $189,931,004) (e)   196,738,504

       Other Assets & Liabilities, Net - 1.0%      2,020,181

                          Net Assets - 100.0%    198,758,685


NOTES TO INVESTMENT PORTFOLIO:

(a)Investments in affiliates during the year ended April 30, 2004:

   As a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.

   Security Name: Bank of America Corp.,
   Senior Note, 4.875%, 01/15/13
   Par as of 04/30/03:               $1,090,000
   Par as of 04/30/04:               $1,090,000
   Net realized gain (loss):         $       --
   Interest income earned:           $   53,137
   Value at end of period:           $1,078,206

   Security Name: Bank of America Corp.,
   Subordinated Note, 7.750%, 08/15/04
   Par as of 04/30/03:               $  700,000
   Par as of 04/30/04:               $  700,000
   Net realized gain (loss):         $       --
   Interest income earned:           $   54,250
   Value at end of period:           $  710,710

   Security Name: Bank of America Corp.,
   Subordinated Note, 7.625%, 04/15/05
   Par as of 04/30/03:               $  500,000
   Par as of 04/30/04:               $  500,000
   Net realized gain (loss):         $       --
   Interest income earned:           $   38,125
   Value at end of period:           $  521,825

(b)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $7,535,764, which represents 3.8% of net assets.

(c)Step Bond. Shown parenthetically is the next interest rate to be paid.
(d)U.S. Dollar-Denominated.
(e)Cost for federal income tax purposes is $191,606,289.

                 ACRONYM                  NAME
                ---------               -------
                   CMO     Collateralized Mortgage Obligation
                   MTN              Medium Term Note
                  STRIP  Separate Trading of Registered Interest
                               and Principal of Securities

  See Notes to Financial Statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------
April 30, 2004    Columbia Intermediate Government Income Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
U.S. Government and Agency Obligations - 51.2%
  U.S. Treasury Notes - 13.4%
        1.625% 04/30/05              7,345,000     7,346,146
        1.500% 03/31/06              5,500,000     5,423,303
        2.000% 05/15/06             10,570,000    10,498,980
        4.625% 05/16/06              4,600,000     4,806,462
        2.375% 08/15/06             15,545,000    15,499,453
        3.125% 09/15/08              1,895,000     1,869,759
        5.750% 08/15/10              7,025,000     7,721,465
        4.000% 02/15/14              2,000,000     1,921,250
                                                ------------
                     U.S. Treasury Notes Total    55,086,818

  Federal Home Loan Mortgage Corporation - 12.5%
        2.875% 09/15/05              7,000,000     7,082,145
        5.250% 01/15/06              3,500,000     3,670,009
        3.500% 04/01/08 MTN          5,000,000     4,940,360
        3.875% 01/12/09             20,000,000    19,744,420
        3.600% 07/07/10 MTN          3,550,000     3,392,952
        4.750% 12/08/10 MTN          3,000,000     2,989,653
        5.000% 01/30/14 MTN          9,825,000     9,591,224
                                                ------------
  Federal Home Loan Mortgage Corporation Total    51,410,763

  Federal National Mortgage Association - 9.5%
        3.875% 03/15/05             10,000,000    10,203,280
        7.000% 07/15/05              1,500,000     1,591,343
        5.500% 02/15/06              4,000,000     4,217,460
        2.500% 01/30/07              5,000,000     4,936,705
        3.700% 11/01/07              4,000,000     4,017,472
        2.500% 06/15/08              7,000,000     6,689,816
        4.100% 08/27/08              3,000,000     3,017,517
        6.375% 06/15/09              3,750,000     4,157,741
                                                ------------
   Federal National Mortgage Association Total    38,831,334

  U.S. Government-Backed Bonds - 9.4%
     Private Export Funding Corp.
        Series C
        6.310% 09/30/04              3,000,000     3,061,470
     Private Export Funding Corp.
        Series M
        5.340% 03/15/06              2,000,000     2,104,360
     Small Business Administration
        Participation Certificates
        Series 1998-20I, Class 1, CMO
        6.000% 09/01/18              3,761,441     3,962,478
     Small Business Administration
        Participation Certificates
        Series 2002-20G, Class 1, CMO
        5.660% 07/01/22              4,073,330     4,207,577
     Small Business Administration
        Participation Certificates
        Series 2002-20H, Class 1, CMO
        5.310% 08/01/22              4,591,711     4,662,794
     Small Business Administration
        Participation Certificates
        Series 2002-20I, Class 1, CMO
        4.890% 09/01/22              4,017,880     3,987,988



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Small Business Administration
        Participation Certificates
        Series 2003-20C, Class 1, CMO
        4.500% 03/01/23              2,845,893     2,741,044
     Small Business Administration
        Participation Certificates
        Series 2003-20H, Class 1, CMO
        5.240% 08/01/23              4,132,284     4,158,624
     Small Business Administration
        Participation Certificates
        Series 2004-20C, Class 1, CMO
        4.340% 03/01/24             10,000,000     9,427,364
                                                ------------
            U.S. Government-Backed Bonds Total    38,313,699

  Federal Home Loan Bank - 4.8%
        7.660% 07/20/04                350,000       354,897
        3.625% 10/15/04              1,500,000     1,516,587
        4.375% 02/15/05              6,000,000     6,134,700
        7.125% 02/15/05              6,200,000     6,471,417
        6.500% 11/15/05              1,740,000     1,855,014
        6.530% 06/09/09              1,000,000     1,005,352
        7.725% 04/05/10              2,000,000     2,110,902
                                                ------------
                  Federal Home Loan Bank Total    19,448,869

  Federal Farm Credit Bank - 1.4%
        7.350% 03/24/05 MTN            350,000       367,853
        5.990% 07/02/12              5,500,000     5,535,860
                                                ------------
                Federal Farm Credit Bank Total     5,903,713

  U.S. Treasury Bond - 0.2%
        12.000% 08/15/13               600,000       804,352
                                                ------------
                      U.S. Treasury Bond Total       804,352
                                                ------------
                        Total U.S. Government
                        and Agency Obligations
                        (Cost of $211,683,176)   209,799,548

Mortgage-Backed Securities - 36.7%
  Federal National Mortgage Association - 22.5%
        8.000% 07/01/07 Pool #125136    25,661        27,358
        6.600% 11/01/07 Pool #375483   769,245       834,300
        6.565% 12/01/07 Pool #375567   877,875       951,561
        6.120% 10/01/08 Pool #380999 1,402,343     1,386,986
        5.000% 05/01/09 Pool #326584   817,557       834,556
        8.000% 12/01/09 Pool #313180       244           257
        6.000% 04/01/11 Pool #398072   268,654       281,561
        6.500% 05/01/11 Pool #250554   255,270       271,012
        4.717% 08/25/12 Series 2002-M2
          Class C, CMO               5,000,000     4,919,661
        5.240% 09/01/12 Pool #385453 2,545,249     2,627,481
        6.000% 04/01/13 Pool #251656   990,061     1,035,514
        6.000% 04/01/13 Pool #418044   787,569       823,725
        6.500% 06/01/13 Pool #430204   229,760       243,590
        6.000% 06/01/14 Pool #484967   107,064       111,886
        6.000% 06/01/14 Pool #495200   424,481       443,600


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004    Columbia Intermediate Government Income Fund

                                      Par ($)       Value ($)
-------------------------------------------------------------
Mortgage-Backed Securities - (continued)
  Federal National Mortgage Association - (continued)
        6.000% 06/01/14 Pool #500131    70,553        73,731
        7.500% 10/01/15 Pool #253474   132,709       142,230
        5.000% 07/25/16 Series 2003-2
          Class CY                   3,275,257     3,356,598
        7.785% 02/01/19 Pool #160103 3,021,777     3,252,173
        4.500% 05/18/19 (a)          2,400,000     2,361,749
        5.000% 05/18/19 (a)          3,850,000     3,871,656
        5.500% 05/18/19 (a)          4,275,000     4,385,885
        10.000% 10/01/20 Pool #190942  370,916       418,944
        10.000% 12/01/20 Pool #303416  331,867       375,178
        8.000% 12/01/29 Pool #535031   752,136       815,679
        8.000% 02/01/30 Pool #525961    28,379        30,704
        8.000% 02/01/30 Pool #531766   101,474       109,785
        8.000% 03/01/30 Pool #533977    27,139        29,361
        8.000% 04/01/30 Pool #526425     8,290         8,969
        8.000% 04/01/30 Pool #536553    73,910        79,964
        8.000% 05/01/30 Pool #534205    31,601        34,189
        6.500% 07/01/31 Pool #589183   175,050       182,216
        6.500% 08/01/31 Pool #596663 1,545,481     1,608,749
        6.500% 08/01/31 Pool #600564    84,053        87,494
        6.500% 09/01/31 Pool #604108   777,888       809,733
        6.000% 12/01/31 Pool #629370 2,334,179     2,407,364
        6.000% 01/01/33 Pool #695331 1,890,867     1,935,255
        5.000% 05/13/34 (a)          9,400,000     9,106,250
        5.500% 05/13/34 (a)         28,310,000    28,239,225
        6.000% 05/13/34 (a)          9,000,000     9,205,308
        6.500% 12/11/33 (a)          4,275,000     4,448,672
                                                ------------
   Federal National Mortgage Association Total    92,170,109

  Federal Home Loan Mortgage Corporation - 7.8%
        7.000% 12/01/10 Pool #E00407   163,838       174,524
        5.000% 12/01/13 Pool #E73815 2,725,207     2,749,219
        4.000% 05/15/14 Series 2786
          Class PB, CMO              5,000,000     4,976,172
        5.000% 08/15/16 Series 2522
          Class XA, CMO              3,798,808     3,897,828
        5.500% 02/01/18 Pool #E94518 2,764,471     2,838,977
        5.500% 03/01/18 Pool #E94833   290,651       298,485
        5.000% 05/18/19 (a)          6,000,000     6,039,372
        7.500% 10/01/29 Pool #C32288   391,027       420,375
        6.000% 04/01/31 Pool #C50174   288,408       295,117
        6.500% 04/01/32 Pool #C66381 1,070,217     1,114,651
        5.500% 03/01/33 Pool #C77018   131,861       131,775
        5.000% 05/13/34 (a)          2,000,000     1,938,750
        6.000% 05/13/34 (a)          7,000,000     7,159,684
                                                ------------
  Federal Home Loan Mortgage Corporation Total    32,034,929

  Government National Mortgage Association - 4.8%
        8.500% 10/15/04 Pool #004216     1,262         1,283
        8.500% 01/15/06 Pool #007946     9,509         9,874
        6.500% 07/15/09 Pool #780357 1,221,893     1,303,842
        6.500% 06/15/11 Pool #423829    99,049       105,598



                                      Par ($)       Value ($)
-------------------------------------------------------------
        6.500% 08/15/12 Pool #455428    29,217        31,136
        6.500% 06/15/13 Pool #462795     3,410         3,632
        6.500% 07/15/13 Pool #468077    82,466        87,835
        6.500% 09/15/13 Pool #464192   233,849       249,075
        6.500% 09/15/13 Pool #476619    77,033        82,048
        6.500% 09/15/13 Pool #487907   112,751       120,093
        7.000% 09/15/13 Pool #484233   110,252       118,221
        6.500% 10/15/13 Pool #477500   336,622       358,540
        6.500% 10/15/13 Pool #481575   108,875       115,964
        6.500% 11/15/13 Pool #434062     8,224         8,759
        5.500% 12/15/13 Pool #495780    23,633        24,514
        5.500% 01/15/14 Pool #464491   115,719       119,958
        5.500% 02/15/14 Pool #464568   162,403       168,352
        5.500% 03/15/14 Pool #487579   186,981       193,830
        5.500% 03/15/14 Pool #501523   147,360       152,758
        5.500% 04/15/14 Pool #496599    29,305        30,378
        5.500% 04/15/14 Pool #505596   216,076       223,991
        5.500% 04/15/14 Pool #506448   147,030       152,416
        5.500% 05/15/14 Pool #480524   250,375       259,547
        5.500% 05/15/14 Pool #505667   206,691       214,262
        5.500% 06/15/14 Pool #434398   265,477       275,202
        5.500% 06/15/14 Pool #507142   228,077       236,432
        6.500% 07/15/14 Pool #494014   172,738       183,906
        9.000% 11/15/17 Pool #780171   156,988       175,791
        4.750% 07/20/21 Pool #008809 (b)146,167      149,982
        4.375% 04/20/22 Pool #008956 (b)703,411      710,147
        7.000% 10/15/23 Pool #360196   124,013       132,750
        4.763% 01/16/25 Series 2002-62
          Class B, CMO               4,550,000     4,575,236
        4.486% 10/16/25 Series 2003-5
          Class B, CMO               1,500,000     1,487,501
        7.500% 02/15/27 Pool #443052    87,515        94,166
        7.000% 12/15/28 Pool #483886   778,038       828,296
        7.500% 09/15/29 Pool #508805   889,738       955,830
        7.500% 09/15/29 Pool #508811   378,210       406,304
        4.374% 04/16/33 Series 2003-43
          Class B, CMO               3,000,000     2,927,096
        5.500% 05/20/34 (a)          2,500,000     2,500,000
                                                ------------
Government National Mortgage Association Total    19,774,545

  Structured Mortgage Products - 1.6%
     J.P. Morgan Chase Commercial Mortgage
        Securities Corp, Series 2003-LN1
        Class A1, CMO
        4.134% 10/15/37              3,467,466     3,415,860
     LB-UBS Commercial Mortgage Trust
        Series 2003-C8, Class A4, CMO
        5.124% 11/15/32              2,315,000     2,315,134
     Rural Housing Trust
        Series 1987-1, Class 1D, CMO
        6.330% 04/01/26                852,924       852,786
                                                ------------
            Structured Mortgage Products Total     6,583,780
                                                ------------
              Total Mortgage-Backed Securities
                        (Cost of $150,307,902)   150,563,363


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004    Columbia Intermediate Government Income Fund

                                      Par ($)       Value ($)
--------------------------------------------------------------
Corporate Notes and Bonds - 7.6%
  Finance - 4.5%
     Citigroup, Inc.
        5.125% 05/05/14 (a)          3,060,000     3,035,428
     Comerica, Inc., Subordinated Note
        7.250% 08/01/07              2,000,000     2,187,520
     Ford Motor Credit Co., Senior Note
        7.375% 02/01/11              4,000,000     4,266,680
     General Electric Capital Corp.
        Series A, MTN
        6.875% 11/15/10              1,000,000     1,120,240
     General Electric Capital Corp.
        Series A, MTN
        6.750% 03/15/32              1,250,000     1,343,238
     General Motors Acceptance Corp.
        7.250% 03/02/11                250,000       266,843
     General Motors Acceptance Corp.
        Debenture
        8.375% 07/15/33                400,000       431,892
     International Lease Finance Corp.
        5.875% 05/01/13              2,235,000     2,330,949
     J.P. Morgan Chase & Co.
        Subordinated Note
        5.750% 01/02/13              1,560,000     1,621,386
     Mellon Funding Corp.
        Subordinated Note
        6.375% 02/15/10                200,000       218,354
     National City Corp.
        Subordinated Note
        5.750% 02/01/09              1,500,000     1,603,200
                                                ------------
                                 Finance Total    18,425,730
  Utilities - 1.6%
     Carolina Power & Light Co.
        First Mortgage
        5.125% 09/15/13              1,100,000     1,093,939
     Columbus Southern Power Co.
        Series C, Senior Note
        5.500% 03/01/13              1,100,000     1,119,195
     Consolidated Edison Co. of New York
        Series B, Debenture
        7.150% 12/01/09              1,600,000     1,831,008
     Virginia Electric & Power Co.
        Series A, Senior Note
        5.375% 02/01/07              2,700,000     2,841,534
                                                ------------
                               Utilities Total     6,885,676
  Energy - 0.6%
     Duke Energy
        5.300% 10/01/15              2,400,000     2,361,744
                                                ------------
                                  Energy Total     2,361,744
  Communications - 0.4%
     BellSouth Capital Funding, Debenture
        7.875% 02/15/30                450,000       529,713



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Verizon Global Funding Corp.
        7.750% 12/01/30              1,000,000     1,138,390
                                                ------------
                          Communications Total     1,668,103
  Higher Education - 0.4%
     Stanford University, Series A
        5.850% 03/15/09              1,436,000     1,553,292
                                                ------------
                        Higher Education Total     1,553,292
  Industrial - 0.1%
     Dow Chemical Co.
        6.000% 10/01/12                340,000       358,567
                                                ------------
                              Industrial Total       358,567
                                                ------------
               Total Corporate Notes and Bonds
                         (Cost of $30,340,056)    31,253,112

Asset-Backed Securities - 2.3%
     Centex Home Equity Loan Trust
        Series 2003-B, Class AF3
        2.293% 11/25/27              3,000,000     2,953,190
     Chase Manhattan Auto Owner Trust
        Series 2004-A, Class A4
        2.830% 09/15/10              1,725,000     1,697,072
     CitiFinancial Mortgage Securities, Inc.
        Series 2004-1, Class AF2
        2.645% 04/25/34              2,500,000     2,433,700
     Residential Asset Mortgage Products, Inc.
        Series 2004-RZ1, Class AI3
        2.870% 08/25/30 (b)          2,575,000     2,513,432
                                                ------------
                 Total Asset-Backed Securities
                          (Cost of $9,799,526)     9,597,394

Foreign Bonds (c) - 1.6%
  Supra-National - 1.0%
     Inter-American Development Bank
        Yankee, Debenture
        8.875% 06/01/09              3,200,000     3,923,648
                                                ------------
                          Supra-National Total     3,923,648
  Austria - 0.3%
     Oesterreich Kontrollbank AG
        5.125% 03/20/07              1,000,000     1,059,270
                                                ------------
                                 Austria Total     1,059,270
  Germany - 0.2%
     DEPFA Deutsche Pfandbriefbank AG
        3.375% 10/05/07 (d)          1,000,000       999,380
                                                ------------
                                 Germany Total       999,380


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004    Columbia Intermediate Government Income Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Foreign Bonds - (continued)
  United Kingdom - 0.1%
     British Telecommunications PLC
        8.875% 12/15/30                500,000       626,440
                                                ------------
                          United Kingdom Total       626,440

                           Total Foreign Bonds
                          (Cost of $6,526,523)     6,608,738

Short-Term Obligations - 19.6%
U.S. Government and Agency Obligations - 18.7%
  Federal Home Loan Bank - 14.6%
        0.980% 05/14/04 (e)         59,985,000    59,947,439
                                                ------------
                  Federal Home Loan Bank Total    59,947,439

  Federal National Mortgage Association - 4.1%
        0.970% 05/18/04 (e)         16,525,000    16,517,431
                                                ------------
   Federal National Mortgage Association Total    16,517,431
                                                ------------
                   U.S. Government and Agency
                             Obligations Total
                         (Cost of $76,464,870)    76,464,870


                                      Par ($)       Value ($)
-------------------------------------------------------------
  Repurchase Agreement - 0.9%
       Repurchase agreement with State
       Street Bank & Trust Co., dated
       04/30/04, due 05/03/04 at 0.880%,
       collateralized by a U.S. Treasury Note
       maturing 10/15/06, market value
       $3,763,601 (repurchase proceeds
       $3,685,270) (Cost of $3,685,000) 3,685,000  3,685,000
                                                ------------
                  Total Short-Term Obligations
                         (Cost of $80,149,870)    80,149,870


                    Total Investments - 119.0%
                    (Cost of $488,807,053) (f)   487,972,025

    Other Assets & Liabilities, Net - (19.0)%    (77,965,140)

                          Net Assets - 100.0%    410,006,885


NOTES TO INVESTMENT PORTFOLIO:

(a)Security purchased on a delayed delivery basis.
(b)Floating rate note. Interest rate shown reflects the rate as of April 30, 2004.
(c)U.S. Dollar-Denominated.
(d)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, the value of this security represents 0.2% of net assets.
(e)The rate shown represents the annualized yield at date of purchase.
(f)Cost for federal income tax purposes is $490,147,500.

                 ACRONYM                  NAME
                ---------                ------
                   CMO     Collateralized Mortgage Obligation
                   MTN              Medium Term Note

See Notes to Financial Statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
--------------------------------------------------------------
Corporate Notes and Bonds - 40.5%
  Finance - 16.1%
     Allstate Corp., Senior Note
        7.875% 05/01/05              1,650,000     1,746,525
     Bank One Corp., Subordinated Note
        7.875% 08/01/10              1,835,000     2,147,262
     Bear Stearns Companies, Inc.
        3.000% 03/30/06              4,500,000     4,532,490
     Boeing Capital Corp., Senior Note
        4.750% 08/25/08              2,675,000     2,737,033
     Boeing Capital Corp., Senior Note
        6.100% 03/01/11              3,305,000     3,528,583
     Capital One Bank
        5.750% 09/15/10              2,215,000     2,311,353
     Chubb Corp.
        6.000% 11/15/11              3,300,000     3,509,286
     Citigroup, Inc.
        5.125% 05/05/14             10,150,000    10,068,496
     Comerica Bank, Subordinated Note
        7.250% 06/15/07              3,000,000     3,308,730
     Comerica, Inc., Subordinated Note
        7.250% 08/01/07              1,130,000     1,235,949
     Countrywide Home Loan
        Series L, MTN
        2.875% 02/15/07              7,415,000     7,317,493
     Deutsche Bank Financial LLC
        5.375% 03/02/15              2,460,000     2,452,989
     Ford Motor Credit Co., Senior Note
        7.375% 02/01/11              8,265,000     8,816,028
     General Electric Capital Corp.
        3.500% 05/01/08              1,120,000     1,108,699
     General Electric Capital Corp.
        Debenture
        8.300% 09/20/09                250,000       296,052
     General Electric Capital Corp.
        Series A, MTN
        6.750% 03/15/32              5,900,000     6,340,081
     General Motors Acceptance Corp.
        Debenture
        8.375% 07/15/33              6,200,000     6,694,326
     Goldman Sachs Group, Inc.
        6.875% 01/15/11              2,240,000     2,518,947
     Goldman Sachs Group, Inc.
        4.750% 07/15/13              2,275,000     2,167,302
     International Lease Finance Corp.
        Series P, MTN
        3.125% 05/03/07              4,720,000     4,684,081
     J.P. Morgan Chase & Co.
        Subordinated Note
        5.750% 01/02/13              7,760,000     8,065,356
     KFW International Finance
        2.500% 10/17/05              4,750,000     4,773,275
     Marsh & McLennan Companies, Inc.
        3.625% 02/15/08              1,895,000     1,882,379
     Marshall & Ilsley Bank
        Subordinated Note
        6.375% 09/01/11              3,000,000     3,288,720



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Mellon Funding Corp.
        Subordinated Note
        6.375% 02/15/10              2,645,000     2,887,732
     Merrill Lynch & Co., Inc.
        Series B, MTN
        5.300% 09/30/15              6,600,000     6,500,340
     MetLife, Inc., Senior Note
        6.125% 12/01/11              4,000,000     4,306,920
     Morgan Stanley Dean Witter
        Unsubordinated Note
        6.100% 04/15/06              2,040,000     2,173,375
     National City Corp.
        Subordinated Note
        5.750% 02/01/09              3,000,000     3,206,400
     National Rural Utilities Cooperative
        Finance Corp.
        6.000% 05/15/06              1,525,000     1,620,160
     Northern Trust Co.
        Subordinated Note
        6.300% 03/07/11              2,700,000     2,950,074
     Prudential Financial, Inc.
        Series B, MTN
        4.750% 04/01/14              2,900,000     2,754,739
     Simon Property Group LP
        5.450% 03/15/13              5,905,000     5,913,149
     SunTrust Bank, Atlanta
        Subordinated Note, Bank Note
        7.250% 09/15/06              2,000,000     2,182,800
     SunTrust Bank, Central Florida
        Subordinated Note, Bank Note
        6.900% 07/01/07              1,300,000     1,438,892
     Wachovia Corp., Senior Note
        3.625% 02/17/09              5,000,000     4,905,000
     Wells Fargo & Co., Senior Note
        7.250% 08/24/05              2,000,000     2,129,060
     Wells Fargo Bank, N.A.
        Subordinated Note
        6.450% 02/01/11                300,000       330,921
                                                ------------
                                 Finance Total   138,830,997
  Communications - 5.2%
     AOL Time Warner, Inc.
        6.875% 05/01/12              3,985,000     4,354,449
     AOL Time Warner, Inc.
        7.625% 04/15/31              5,715,000     6,237,637
     AT&T Wireless Services, Inc.
        8.125% 05/01/12              3,645,000     4,249,377
     BellSouth Capital Funding, Debenture
        7.875% 02/15/30              3,145,000     3,702,105
     Comcast Cable Communications, Inc.
        8.875% 05/01/17              3,295,000     4,090,479
     Cox Communications, Inc.
        7.750% 11/01/10              2,990,000     3,417,151
     Disney (Walt) Co.
        7.300% 02/08/05              1,600,000     1,663,760
     Gannett Co., Inc.
        5.500% 04/01/07              1,100,000     1,167,133


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
--------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Communications - (continued)
     New England Telephone & Telegraph
        7.650% 06/15/07              3,000,000     3,351,630
     Pacific Bell, Debenture
        7.125% 03/15/26              1,400,000     1,512,462
     SBC Communications, Inc.
        5.750% 05/02/06              3,100,000     3,282,280
     Sprint Capital Corp.
        6.000% 01/15/07              1,450,000     1,541,060
     Sprint Capital Corp.
        6.875% 11/15/28              2,800,000     2,757,720
     Verizon New England, Inc.
        Senior Note
        6.500% 09/15/11              3,400,000     3,695,528
                                                ------------
                          Communications Total    45,022,771
  Consumer Staples - 4.7%
     Avon Products, Inc.
        6.900% 11/15/04              2,000,000     2,056,640
     Becton Dickinson & Co.
        Debenture
        6.700% 08/01/28              1,750,000     1,883,087
     Cargill, Inc.
        6.375% 06/01/12 (a)          2,000,000     2,160,160
     Coca-Cola Co.
        4.000% 06/01/05              3,000,000     3,067,740
     Coca-Cola Enterprises, Inc.
        Debenture
        7.125% 08/01/17              1,650,000     1,899,744
     Colgate-Palmolive Co.
        Series D, MTN
        5.340% 03/27/06              1,000,000     1,051,400
     Colgate-Palmolive Co.
        Series D, MTN
        7.950% 06/01/10              3,300,000     3,933,006
     Gillette Co.
        4.000% 06/30/05              2,000,000     2,047,580
     Kroger Co.
        7.500% 04/01/31              1,715,000     1,899,946
     Kroger Co., Senior Note
        8.000% 09/15/29              2,555,000     2,973,075
     Pepsi Bottling Group, Inc.
        Series B, Senior Note
        7.000% 03/01/29              2,600,000     2,884,674
     Safeway, Inc.
        5.800% 08/15/12              2,300,000     2,362,215
     Sara Lee Corp.
        6.250% 09/15/11              2,405,000     2,633,114
     Schering-Plough Corp., Senior Note
        5.300% 12/01/13              4,395,000     4,395,088
     Sysco Corp., Senior Note
        7.000% 05/01/06              3,000,000     3,242,850
     Unilever Capital Corp.
        7.125% 11/01/10              2,000,000     2,298,240
                                                ------------
                        Consumer Staples Total    40,788,559



                                      Par ($)       Value ($)
-------------------------------------------------------------
  Industrial - 4.5%
     Black & Decker Corp., Senior Note
        7.125% 06/01/11              1,500,000     1,707,060
     CSX Corp.
        5.500% 08/01/13              4,305,000     4,283,303
     Dow Chemical Co.
        6.000% 10/01/12              4,325,000     4,561,188
     Eastman Chemical Co.
        7.000% 04/15/12              2,140,000     2,366,134
     Eastman Chemical Co.
        6.300% 11/15/18              1,700,000     1,724,361
     Emerson Electric Co.
        7.875% 06/01/05              2,225,000     2,363,128
     Emerson Electric Co.
        5.000% 10/15/08              5,000,000     5,221,350
     Hertz Corp.
        4.700% 10/02/06              2,455,000     2,468,576
     Illinois Tool Works, Inc.
        5.750% 03/01/09              4,000,000     4,312,200
     Norfolk Southern Corp., Senior Note
        7.250% 02/15/31              3,600,000     3,967,164
     Raytheon Co., Debenture
        7.200% 08/15/27              3,950,000     4,306,764
     Waste Management, Inc., Senior Note
        5.000% 03/15/14              1,800,000     1,729,494
                                                ------------
                              Industrial Total    39,010,722
  Utilities - 3.9%
     AEP Texas Central Co.
        Series D, Senior Note
        5.500% 02/15/13              2,200,000     2,222,814
     Alabama Power Co.
        Debenture
        5.700% 02/15/33              1,465,000     1,392,585
     Carolina Power & Light Co.
        First Mortgage
        5.125% 09/15/13              1,445,000     1,437,038
     Columbus Southern Power Co.
        Series C, Senior Note
        5.500% 03/01/13              1,700,000     1,729,665
     Consolidated Edison Co.
        of New York, Inc.
        Series B, Debenture
        7.150% 12/01/09              2,530,000     2,895,281
     Dominion Resources, Inc.
        Series B, Senior Note
        7.625% 07/15/05              1,275,000     1,356,778
     Florida Power & Light Co.
        First Mortgage
        6.875% 12/01/05              3,900,000     4,167,306
     Nisource Finance Corp., Senior Note
        6.150% 03/01/13              3,130,000     3,270,600
     Oncor Electric Delivery Co.
        Debenture
        7.000% 09/01/22              2,850,000     3,079,454
     Pacific Gas & Electric Co.
        First Mortgage
        6.050% 03/01/34              3,175,000     2,993,898


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Corporate Notes and Bonds - (continued)
  Utilities - (continued)
     Pepco Holdings, Inc.
        6.450% 08/15/12              3,160,000     3,368,118
     Progress Energy, Inc., Senior Note
        7.750% 03/01/31              2,555,000     2,902,608
     Southern California Edison Co.
        First Mortgage
        5.000% 01/15/14              1,500,000     1,471,770
     Virginia Electric & Power
        Series A, Senior Note
        5.375% 02/01/07              1,575,000     1,657,561
                                                ------------
                               Utilities Total    33,945,476
  Energy - 2.5%
     Alliant Energy Resources, Inc.
        Senior Note
        9.750% 01/15/13                900,000     1,150,668
     Anadarko Finance Co., Series B
        6.750% 05/01/11              2,650,000     2,945,581
     Conoco Funding Co.
        5.450% 10/15/06              3,000,000     3,172,380
     Consolidated Natural Gas Co.
        Series B, Senior Note
        5.375% 11/01/06              1,400,000     1,470,784
     Kinder Morgan, Inc., Senior Note
        6.500% 09/01/12              3,585,000     3,858,858
     Marathon Oil Corp.
        6.800% 03/15/32              2,680,000     2,813,062
     Occidental Petroleum Corp.
        Senior Note
        8.450% 02/15/29              3,295,000     4,234,668
     Texas Eastern Transmission Corp.
        7.300% 12/01/10              1,907,000     2,161,527
                                                ------------
                                  Energy Total    21,807,528
  Technology - 1.5%
     IBM Corp.
        4.875% 10/01/06              6,300,000     6,571,467
     IBM Corp.
        5.375% 02/01/09              5,000,000     5,294,950
     IBM Corp., Debenture
        6.500% 01/15/28              1,200,000     1,260,456
                                                ------------
                              Technology Total    13,126,873
  Consumer Cyclical - 1.0%
     Cintas Corp., No. 2
        6.000% 06/01/12              2,000,000     2,139,760
     Home Depot, Inc., Senior Note
        5.375% 04/01/06              2,525,000     2,655,240
     Office Depot, Inc.
        6.250% 08/15/13              2,145,000     2,241,568
     Target Corp., Debenture
        6.650% 08/01/28              1,700,000     1,789,709

                       Consumer Cyclical Total     8,826,277



                                      Par ($)       Value ($)
-------------------------------------------------------------
  Basic Materials - 0.8%
     Alcoa, Inc.
        6.500% 06/01/11              1,500,000     1,652,355
     MeadWestvaco Corp.
        6.800% 11/15/32              5,105,000     5,114,802
                                                ------------
                         Basic Materials Total     6,767,157
  Higher Education - 0.3%
     Stanford University, Debenture
        6.875% 02/01/24              2,500,000     2,834,000
                                                ------------
                        Higher Education Total     2,834,000
                                                ------------
               Total Corporate Notes and Bonds
                        (Cost of $342,533,916)   350,960,360

Mortgage-Backed Securities - 23.1%
  Federal National Mortgage Association - 13.3%
        6.500% 05/01/06 Pool #348137     9,902        10,141
        8.000% 03/01/07 Pool #004490    11,402        11,978
        7.000% 04/01/07 Pool #077714       408           418
        6.600% 11/01/07 Pool #375483   729,428       791,115
        6.565% 12/01/07 Pool #375567   832,449       902,323
        6.120% 10/01/08 Pool #380999 1,402,343     1,386,986
        9.000% 03/01/09 Pool #052954     1,960         2,106
        6.500% 05/01/11 Pool #250554   510,541       542,025
        6.000% 05/01/13 Pool #424339   201,366       210,611
        5.000% 07/25/16 Series 2003-2
          Class CY, CMO              3,275,257     3,356,598
        6.000% 08/01/16 Pool#253883  1,431,637     1,494,106
        6.000% 12/25/16 Series 1991-G22
          Class G, CMO                 340,724       348,075
        8.500% 08/01/17 Pool #070508     9,806        10,735
        4.500% 05/18/19 (b)          8,000,000     7,872,496
        5.000% 05/18/19 (b)          8,500,000     8,547,813
        5.500% 05/18/19 (b)          5,175,000     5,309,229
        6.500% 06/01/28 Pool #431718   488,493       509,086
        6.000% 06/01/29 Pool #500303   377,642       386,647
        6.000% 07/01/29 Pool #501225   223,094       228,414
        7.500% 01/01/30 Pool #524827    71,852        76,923
        6.500% 02/01/30 Pool #545043 5,217,728     5,447,607
        8.000% 02/01/30 Pool #526338   152,121       164,752
        7.500% 03/01/30 Pool #530327    20,530        21,961
        8.000% 03/01/30 Pool #533977   163,640       177,044
        8.000% 04/01/30 Pool #537033   220,787       238,871
        6.500% 06/01/31 Pool #596449   501,721       522,260
        6.500% 08/01/31 Pool #584973 1,168,111     1,215,931
        6.500% 08/01/31 Pool #596659   371,782       387,001
        6.500% 09/01/31 Pool #604108   156,886       163,309
        6.000% 12/01/31 Pool #614894 1,582,931     1,619,674
        7.000% 06/01/32 Pool #641241   455,649       481,694
        5.000% 05/13/34 (b)         12,250,000    11,867,188
        5.500% 05/13/34 (b)         35,200,000    35,112,000
        6.000% 05/13/34 (b)         14,675,000    15,009,766
        6.500% 05/13/34 (b)          5,175,000     5,385,234
        7.000% 05/13/34 (b)          5,000,000     5,285,940
                                                ------------
   Federal National Mortgage Association Total   115,098,057


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Mortgage-Backed Securities - (continued)
  Federal Home Loan Mortgage Corporation - 5.4%
        7.750% 09/01/05 Pool #140661    41,014        41,469
        8.000% 06/01/07 Pool #170016    18,141        19,256
        9.000% 08/01/08 Pool #277811       312           314
        10.000% 02/01/09 Pool #160072    7,762         8,528
        9.250% 05/01/09 Pool #186624    94,192       102,868
        9.500% 08/01/09 Pool #306850     5,523         6,004
        8.750% 09/01/09 Pool #253356     8,954         9,668
        9.500% 09/01/10 Pool #181320     1,527         1,683
        9.500% 09/01/10 Pool #250083     5,515         6,044
        9.750% 11/01/10 Pool #254359     9,981        10,847
        10.250% 11/01/10 Pool #183419    7,944         8,788
        9.500% 03/01/11 Pool #183254       586           649
        9.500% 04/01/11 Pool #180002    10,540        11,663
        10.000% 05/01/11 Pool #185169    7,375         7,954
        10.000% 12/01/13 Pool #256124    3,732         4,068
        4.000% 05/15/14 Pool #002786
          Class PB, CMO              3,250,000     3,234,512
        7.000% 12/01/14 Pool
        #E79780, Gold                  217,475       231,691
        8.750% 07/01/15 Pool #256211     2,088         2,245
        9.250% 08/01/15 Pool #258714    11,600        12,581
        9.000% 10/01/15 Pool #270674     8,319         8,802
        5.000% 08/15/16 Pool #002522
          Class XA, CMO              3,798,808     3,897,828
        9.500% 09/01/16 Pool #170189     3,209         3,585
        9.000% 10/01/16 Pool #280542    12,484        13,835
        9.500% 11/01/16 Pool #282194     3,396         3,794
        5.500% 02/01/18 Pool
          #E94196, Gold              1,943,130     1,995,256
        5.000% 03/01/18 Pool
          #E94906, Gold              3,887,782     3,918,516
        5.500% 03/01/18 Pool
          #E94833, Gold                832,050       854,475
        5.500% 03/01/18 Pool
          #E94983, Gold              2,851,318     2,928,165
        5.000% 05/01/18 Pool
          #E96369, Gold              3,725,185     3,754,634
        5.000% 05/01/18 Pool
          #E96371, Gold              3,458,691     3,486,032
        5.000% 05/01/18 Pool
          #E96372, Gold              3,585,005     3,613,346
        5.000% 05/18/19 (b)            850,000       855,578
        9.000% 10/01/19 Pool #544021    19,421        20,724
        6.000% 11/01/28 Pool
          #C00680, Gold                503,146       515,658
        7.000% 10/01/31 Pool
          #C58844, Gold                 87,496        92,397
        5.000% 05/13/34 (b)          7,500,000     7,270,313
        6.000% 05/13/34 (b)          9,500,000     9,716,714
                                                ------------
  Federal Home Loan Mortgage Corporation Total    46,670,484



                                      Par ($)       Value ($)
--------------------------------------------------------------
  Structured Mortgage Products - 3.2%
     J.P. Morgan Chase Commercial Mortgage
        Securities Corp., Series 2003-LN1
        Class A1, CMO
        4.134% 10/15/37              6,876,492     6,774,150
     LB-UBS Commercial Mortgage Trust
        Series 2003-C8, Class A4
        5.124% 11/15/32              4,550,000     4,550,263
     Rural Housing Trust
        Series 1987-1, Class 1D, CMO
        6.330% 04/01/26                754,122       754,000
     Small Business Administration
        Participation Certificates
        Series 2002-20H, Class 1, CMO
        5.310% 08/01/22              3,673,369     3,730,235
     Small Business Administration
        Participation Certificates
        Series 2002-20I, Class 1, CMO
        4.890% 09/01/22              2,195,818     2,179,482
     Small Business Administration
        Participation Certificates
        Series 2003-20C, Class 1, CMO
        4.500% 03/01/23              4,268,839     4,111,566
     Small Business Administration
        Participation Certificates
        Series 2003-20H, Class 1, CMO
        5.240% 08/01/23              2,459,693     2,475,371
     Small Business Administration
        Participation Certificates
        Series 2004-20C, Class 1, CMO
        4.340% 03/01/24              3,000,000     2,828,209
                                                ------------
            Structured Mortgage Products Total    27,403,276

  Government National Mortgage Association - 1.2%
        9.000% 03/15/08 Pool #026553    11,491        12,519
        9.000% 11/15/08 Pool #028232    16,064        17,501
        6.500% 03/15/13 Pool #458165    51,779        55,150
        6.500% 03/15/13 Pool #463723    11,881        12,655
        6.500% 04/15/13 Pool #466013    45,866        48,852
        6.500% 04/15/13 Pool #473476    61,789        65,812
        6.500% 05/15/13 Pool #433742    66,959        71,319
        6.500% 05/15/13 Pool #450021    18,588        19,798
        6.500% 05/15/13 Pool #476292    36,352        38,719
        6.500% 10/15/13 Pool #434017   107,232       114,214
        6.500% 10/15/13 Pool #471586   347,583       370,216
        6.500% 10/15/13 Pool #484576    35,487        37,798
        6.500% 11/15/13 Pool #454228   264,195       281,398
        6.500% 11/15/13 Pool #477529   212,202       226,020
        6.500% 07/15/14 Pool #513006    54,662        58,196
        6.500% 08/15/14 Pool #510894   196,436       209,137
        9.500% 10/15/20 Pool #296422    19,563        22,045
        4.750% 07/20/22 Pool #008022 (c)186,227      191,270
        7.000% 11/15/22 Pool #330551   303,239       324,801
        7.000% 10/15/23 Pool #369348   109,402       117,109
        8.000% 06/15/25 Pool #410041    11,123        12,187
        8.000% 10/15/25 Pool #399781    49,680        54,433
        8.000% 01/15/26 Pool #417061    19,014        20,808
        8.000% 02/15/26 Pool #423487    18,554        20,305


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
--------------------------------------------------------------
Mortgage-Backed Securities - (continued)
  Government National Mortgage Association - (continued)
        7.500% 04/15/26 Pool #345614   352,024       379,056
        8.000% 05/15/26 Pool #432681     8,065         8,826
        7.000% 06/15/26 Pool #780518   719,456       767,957
        8.000% 06/15/26 Pool #345638    48,663        53,254
        7.500% 02/15/27 Pool #433448     3,527         3,794
        8.000% 03/15/27 Pool #442009    93,993       102,667
        7.000% 05/15/28 Pool #433801   359,092       382,288
        6.500% 06/15/28 Pool #476350   208,763       218,304
        6.500% 01/15/29 Pool #482909   171,720       179,512
        6.500% 03/15/29 Pool #464613     5,017         5,244
        7.000% 08/15/29 Pool #509742    85,391        90,857
        7.500% 09/15/29 Pool #466158    72,384        77,761
        7.000% 02/15/30 Pool #516433    38,683        41,154
        7.500% 03/15/30 Pool #515605   191,536       205,748
        6.500% 01/15/32 Pool #576519 1,373,173     1,434,825
        7.000% 05/15/32 Pool #533979 1,163,199     1,236,571
        5.500% 05/20/34 (b)          3,000,000     3,000,000
                                                ------------
Government National Mortgage Association Total    10,590,080
                                                ------------
              Total Mortgage-Backed Securities
                        (Cost of $199,265,043)   199,761,897

U.S. Government and Agency Obligations - 17.9%
  U.S. Treasury Notes - 6.5%
        2.125% 08/31/04              6,875,000     6,898,904
        1.625% 04/30/05              1,195,000     1,195,186
        2.000% 08/31/05                300,000       300,586
        1.625% 09/30/05              7,550,000     7,520,804
        1.875% 11/30/05              7,470,000     7,449,286
        1.875% 12/31/05              1,500,000     1,493,965
        1.500% 03/31/06                495,000       488,097
        2.625% 11/15/06             15,300,000    15,289,244
        2.250% 02/15/07              8,690,000     8,572,546
        3.375% 12/15/08              3,690,000     3,664,343
        4.000% 02/15/14              3,115,000     2,992,347
                                                ------------
                     U.S. Treasury Notes Total    55,865,308

  Federal Home Loan Mortgage Corporation - 4.9%
        2.875% 09/15/05              1,300,000     1,315,255
        3.500% 09/15/07              3,950,000     3,974,190
        3.250% 02/25/08              6,000,000     5,901,258
        5.750% 03/15/09              3,500,000     3,771,761
        3.375% 04/15/09              3,725,000     3,615,720
        4.150% 05/05/10 MTN (b)      5,000,000     4,953,395
        4.125% 05/12/10 MTN (b)      6,000,000     5,935,524
        3.625% 06/10/10 MTN          3,000,000     2,874,669
        3.600% 07/07/10 MTN          1,600,000     1,529,218
        4.750% 12/08/10 MTN          3,900,000     3,886,549
        5.000% 01/30/14 MTN          5,075,000     4,954,245
                                                ------------
  Federal Home Loan Mortgage Corporation Total    42,711,784



                                      Par ($)       Value ($)
-------------------------------------------------------------
  Federal National Mortgage Association - 3.5%
        3.000% 06/15/04              1,100,000     1,102,445
        7.000% 07/15/05              4,865,000     5,161,254
        5.500% 02/15/06              2,800,000     2,952,222
        2.500% 01/30/07              2,000,000     1,974,682
        3.700% 11/01/07              4,500,000     4,519,656
        4.100% 08/27/08              2,000,000     2,011,678
        4.125% 04/28/10              3,000,000     2,969,973
        4.625% 10/15/13              6,400,000     6,230,746
        6.250% 05/15/29              3,000,000     3,185,274
                                                ------------
   Federal National Mortgage Association Total    30,107,930

  Federal Home Loan Bank - 1.4%
        Series 4G05
        7.125% 02/15/05             12,000,000    12,525,324
                                                ------------
                  Federal Home Loan Bank Total    12,525,324

  Federal Farm Credit Bank - 0.6%
        4.050% 12/15/08              5,000,000     5,006,515
                                                ------------
                Federal Farm Credit Bank Total     5,006,515

  U.S. Treasury Bond - 0.5%
        5.375% 02/15/31              4,320,000     4,376,700
                                                ------------
                      U.S. Treasury Bond Total     4,376,700

  U.S. Government-Backed Bonds - 0.5%
     A.I.D. Israel, Series 8-D
        6.750% 08/15/04              2,000,000     2,014,980
     Private Export Funding Corp., Series H
        6.450% 09/30/04              2,000,000     2,042,100
                                                ------------
            U.S. Government-Backed Bonds Total     4,057,080
                                                ------------
                        Total U.S. Government
                        and Agency Obligations
                        (Cost of $155,504,693)   154,650,641

Asset-Backed Securities - 9.4%
     Ameriquest Mortgage Securities, Inc.
        Series 2003-11, Class AF3
        3.640% 01/25/34              4,825,000     4,869,693
     BMW Vehicle Owner Trust
        Series 2003-A, Class A4
        2.530% 02/25/08              3,900,000     3,879,252
     Centex Home Equity Loan Trust
        Series 2003-B, Class AF3
        2.293% 11/25/27              3,200,000     3,150,069
     Citibank Credit Card Issuance Trust
        Series 2004-A1, Class A1
        2.550% 01/20/09              5,000,000     4,934,650
     Citibank Credit Card Master Trust I
        Series 1999-2, Class A
        5.875% 03/10/11              4,000,000     4,321,120


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
-------------------------------------------------------------
Asset-Backed Securities - (continued)
     CitiFinancial Mortgage Securities, Inc.
        Series 2003-2, Class AF2
        2.130% 05/25/33              3,000,000     2,955,780
     DaimlerChrysler Auto Trust
        Series 2002-C, Class A4
        3.090% 01/08/08              1,475,000     1,488,614
     Ford Credit Auto Owner Trust
        Series 2002-D, Class A4A
        3.130% 11/15/06              3,000,000     3,030,210
     Franklin Auto Trust
        Series 2003-2, Class A4
        3.130% 11/15/11              2,000,000     1,989,450
     Greenwich Capital Commercial
        Funding Corp.
        Series 2003-C2, Class A2
        4.022% 01/05/36              6,030,000     5,959,375
     GS Mortgage Securities Corp.
        Series 2004-NC1, Class AF3
        3.519% 11/25/33              6,175,000     6,165,365
     MBNA Credit Card Master Note Trust
        Series 2002-A1, Class A1
        4.950% 06/15/09              2,750,000     2,880,323
     Nissan Auto Receivables Owner Trust
        Series 2004-A, Class A4
        2.760% 07/15/09              4,010,000     3,949,329
     Oakwood Mortgage Investors, Inc.
        Series 1997-B, Class A4
        7.100% 08/15/27              1,609,914     1,632,302
     Residential Asset Mortgage
        Products, Inc.
        Series 2004-RS3, Class AI2
        3.052% 06/25/29              4,960,000     4,843,291
     Residential Asset Securities Corp.
        Series 2003-KS7, Class AI3
        3.372% 11/25/28              5,600,000     5,563,152
     Wells Fargo Financial Auto
        Owner Trust
        Series 2004-A, Class A4
        2.670% 08/16/10              7,270,000     7,156,438
     WFS Financial Owner Trust
        Series 2003-2, Class A4
        2.410% 12/20/10              4,880,000     4,772,103
     WFS Financial Owner Trust
        Series 2004-1, Class A4
        2.810% 08/22/11              8,125,000     7,997,887
                                                ------------
                 Total Asset-Backed Securities
                         (Cost of $81,940,785)    81,538,403

Foreign Bonds (d) - 7.6%
  Canada - 1.9%
     Export Development of Canada
        4.000% 08/01/07              2,325,000     2,372,081
     Hydro-Quebec, Series HH, Yankee
        8.500% 12/01/29              1,650,000     2,211,412



                                      Par ($)       Value ($)
-------------------------------------------------------------
     Province of British Columbia
        5.375% 10/29/08              3,000,000     3,196,290
     Province of New Brunswick
        Senior Unsubordinated Note
        3.500% 10/23/07              4,150,000     4,171,041
     Province of Ontario
        6.000% 02/21/06              2,950,000     3,128,268
     TransAlta Corp., Yankee
        5.750% 12/15/13              1,500,000     1,471,785
                                                ------------
                                  Canada Total    16,550,877
  United Kingdom - 1.9%
     British Telecommunications PLC
        8.875% 12/15/30              1,925,000     2,411,794
     Diageo Capital PLC, Yankee
        6.125% 08/15/05              5,000,000     5,246,050
     Royal Bank of Scotland Group PLC
        Subordinated Note
        5.000% 10/01/14              2,850,000     2,795,708
     Vodafone Group PLC
        3.950% 01/30/08              4,350,000     4,381,190
     Vodafone Group PLC
        5.375% 01/30/15              1,580,000     1,571,689
                                                ------------
                          United Kingdom Total    16,406,431
  Austria - 0.7%
     Oesterreich Kontrollbank AG
        5.125% 03/20/07              6,075,000     6,435,065
                                                ------------
                                 Austria Total     6,435,065
  Supra-National - 0.5%
     Inter-American Development Bank
        Senior Unsubordinated Note
        6.500% 10/20/04              1,500,000     1,535,040
     Inter-American Development Bank
        Yankee, Debenture
        8.875% 06/01/09              2,500,000     3,065,350
                                                ------------
                          Supra-National Total     4,600,390
  Spain - 0.5%
     Kingdom of Spain
        7.000% 07/19/05              4,000,000     4,235,960
                                                ------------
                                   Spain Total     4,235,960
  Mexico - 0.5%
     Mexico Government
        International Bond
        6.625% 03/03/15              4,140,000     4,181,400
                                                ------------
                                  Mexico Total     4,181,400
  Hong Kong - 0.5%
     Hutchinson Whampoa
        International Ltd.
        6.250% 01/24/14 (a)          4,000,000     3,933,560
                                                ------------
                               Hong Kong Total     3,933,560


See Notes to Investment Portfolio.

--------------------------------------------------------------
April 30, 2004                 Columbia Quality Plus Bond Fund


                                      Par ($)       Value ($)
---------------------------------------------------------------
Foreign Bonds - (continued)
  Finland - 0.4%
     Republic of Finland
        4.750% 03/06/07              3,145,000     3,288,475
                                                ------------
                                 Finland Total     3,288,475
  Netherlands - 0.4%
     Deutsche Telekom
        International Finance
        8.750% 06/15/30              2,430,000     3,003,407
                                                ------------
                             Netherlands Total     3,003,407
  Germany - 0.3%
     DEPFA Deutsche
        Pfandbriefbank AG
        3.375% 10/05/07 (a)          3,000,000     2,998,140
                                                ------------
                                 Germany Total     2,998,140
                                                ------------
                           Total Foreign Bonds
                         (Cost of $64,768,170)    65,633,705

Municipal Securities - 0.4%
  Florida - 0.2%
     Vero Beach Water & Sewer Revenue
        Series A
        6.400% 12/01/08
        Insured: FGIC                1,885,000     1,929,750
                                                ------------
                                 Florida Total     1,929,750
  Oklahoma - 0.1%
     Oklahoma City Airport Trust
        Junior Lien, 21st Series
        6.750% 07/01/05
        Insured: MBIA                1,010,000     1,018,514
                                                ------------
                                Oklahoma Total     1,018,514
  New Jersey - 0.1%
     Secaucus Municipal Utilities Authority
        Sewer Revenue, Series B
        8.500% 12/01/06                600,000       636,042
                                                ------------
                              New Jersey Total       636,042
                                                ------------
                    Total Municipal Securities
                          (Cost of $3,411,705)     3,584,306

Short-Term Obligations - 13.0%
U.S. Government and Agency Obligations - 11.8%
  Federal Home Loan Bank - 9.2%
        0.980% 05/14/04 (e)         79,300,000    79,271,937
                                                ------------
                  Federal Home Loan Bank Total    79,271,937



                                      Par ($)       Value ($)
--------------------------------------------------------------
  Federal National Mortgage Association - 2.6%
        0.970% 05/18/04 (e)         22,525,000    22,514,682
                                                ------------
   Federal National Mortgage Association Total    22,514,682
                                                ------------
                    U.S. Government and Agency
                             Obligations Total
                        (Cost of $101,786,619)   101,786,619

  Repurchase Agreement - 1.2%
        Repurchase agreement with State
        Street Bank & Trust Co., dated
        04/30/04, due 05/03/04 at 0.880%,
        collateralized by U.S. Treasury Bonds
        with various maturities to 08/15/23,
        market value $10,965,439
        (repurchase proceeds $10,750,788)
        (Cost of $10,750,000)       10,750,000    10,750,000

                  Total Short-Term Obligations
                        (Cost of $112,536,619)   112,536,619


                    Total Investments - 111.9%
                    (Cost of $959,960,931) (f)   968,665,931

    Other Assets & Liabilities, Net - (11.9)%   (103,285,306)

                          Net Assets - 100.0%    865,380,625


NOTES TO INVESTMENT PORTFOLIO:

(a)Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2004, these securities amounted to $9,091,860, which represents 1.1% of net assets.
(b)Security purchased on a delayed delivery basis.
(c)Floating rate note. Interest rate shown reflects the rate as of April 30, 2004.
(d)U.S. Dollar-Denominated.
(e)The rate shown represents the annualized yield at date of purchase.
(f)Cost for federal income tax purposes is $962,479,486.

                 ACRONYM                  NAME
                ---------               --------
                   CMO     Collateralized Mortgage Obligation
                  FGIC      Federal Guaranty Insurance Corp.
                  MBIA    Municipal Bond Insurance Association
                   MTN              Medium Term Note

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                                                         COLUMBIA
                                                                                            COLUMBIA   INTERMEDIATE   COLUMBIA
                                                                                            CORPORATE   GOVERNMENT    QUALITY
                                                                                              BOND        INCOME      PLUS BOND
                                                                                            FUND ($)     FUND ($)     FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
 ASSETS
    Unaffiliated investments, at cost                                                     187,529,235  488,807,053  959,960,931
    Affiliated investments, at cost                                                         2,401,769           --           --
                                                                                          -----------  -----------  -----------
    Unaffiliated investments, at value                                                    194,427,763  487,972,025  968,665,931
    Affiliated investments, at value                                                        2,310,741           --           --
    Cash                                                                                          897          601          586
    Receivable for:
       Investments sold                                                                            --    5,072,550   27,487,635
       Fund shares sold                                                                       188,320      423,162    1,209,199
       Interest                                                                             2,726,780    3,176,618    8,501,093
    Deferred Trustees' compensation plan                                                        6,853       16,834       18,885
                                                                                          -----------  -----------  -----------
       Total assets                                                                       199,661,354  496,661,7901,005,883,329
----------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES
    Payable for:
       Investments purchased                                                                       --           --    6,185,020
       Investments purchased on a delayed delivery basis                                           --   83,389,857  126,941,936
       Fund shares repurchased                                                                158,426    2,151,280    5,015,144
       Distributions                                                                          578,214      783,016    1,726,854
       Investment advisory fee                                                                 89,173      192,159      384,046
       Administration fee                                                                      10,698       23,449       48,704
       Pricing and bookkeeping fees                                                             5,258        6,006       10,519
       Transfer agent fee                                                                       6,991       32,751       84,822
       Trustees' fees                                                                             147          367          327
       Distribution and service fees                                                            2,278       11,220       12,035
       Audit fee                                                                               24,776       26,844       29,973
       Custody fee                                                                              2,389        4,493        7,337
    Deferred Trustees' fees                                                                     6,853       16,834       18,885
    Other liabilities                                                                          17,466       16,629       37,102
                                                                                          -----------  -----------  -----------
       Total liabilities                                                                      902,669   86,654,905  140,502,704

 NET ASSETS                                                                               198,758,685  410,006,885  865,380,625
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
    Paid-in capital                                                                       195,530,380  421,524,520  846,772,398
    Overdistributed net investment income                                                  (1,579,911)  (1,088,810)  (1,515,740)
    Accumulated net realized gain (loss)                                                   (1,999,284)  (9,593,797)  11,418,967
    Unrealized appreciation (depreciation) on investments                                   6,807,500     (835,028)   8,705,000
                                                                                          -----------  -----------  -----------

 NET ASSETS                                                                               198,758,685  410,006,885  865,380,625



See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

                                                                                                         COLUMBIA
                                                                                            COLUMBIA   INTERMEDIATE   COLUMBIA
                                                                                            CORPORATE   GOVERNMENT    QUALITY
                                                                                              BOND        INCOME      PLUS BOND
                                                                                            FUND ($)     FUND ($)     FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Class A                                                                                 1,138,941    3,159,326    2,105,037
    Class B                                                                                 1,978,005    2,718,079    1,540,821
    Class C                                                                                   496,463    1,143,373      558,470
    Class G                                                                                        --    3,447,540    8,123,752
    Class T                                                                                        --   40,691,505   35,058,180
    Class Z                                                                               195,145,276  358,847,062  817,994,365
----------------------------------------------------------------------------------------------------------------------------------
 SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Class A                                                                                   104,494      303,325      192,545
    Class B                                                                                   181,478      260,952      140,932
    Class C                                                                                    45,550      109,776       51,082
    Class G                                                                                        --      330,994      743,072
    Class T                                                                                        --    3,906,772    3,206,754
    Class Z                                                                                17,904,742   34,452,563   74,820,117
----------------------------------------------------------------------------------------------------------------------------------
 CLASS A
    Net asset value per share (a)                                                               10.90        10.42        10.93
    Maximum sales charge                                                                        4.75%        4.75%        4.75%
    Maximum offering price per share (b)                                                        11.44        10.94        11.48
----------------------------------------------------------------------------------------------------------------------------------
 CLASS B
    Net asset value and offering price per share (a)                                            10.90        10.42        10.93
----------------------------------------------------------------------------------------------------------------------------------
 CLASS C
    Net asset value and offering price per share (a)                                            10.90        10.42        10.93
----------------------------------------------------------------------------------------------------------------------------------
 CLASS G
    Net asset value and offering price per share (a)                                               --        10.42        10.93
----------------------------------------------------------------------------------------------------------------------------------
 CLASS T
    Net asset value per share (a)                                                                  --        10.42        10.93
    Maximum sales charge                                                                           --        4.75%        4.75%
    Maximum offering price per share (b)                                                           --        10.94        11.48
----------------------------------------------------------------------------------------------------------------------------------
 CLASS Z
    Net asset value, offering and redemption price per share                                    10.90        10.42        10.93


(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)On sales of $50,000 or more the offering price is reduced.



See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended April 30, 2004                    Columbia Taxable Bond Funds

                                                                                                         COLUMBIA
                                                                                            COLUMBIA   INTERMEDIATE   COLUMBIA
                                                                                            CORPORATE   GOVERNMENT    QUALITY
                                                                                              BOND        INCOME      PLUS BOND
                                                                                            FUND ($)     FUND ($)     FUND ($)
----------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME

 INCOME
    Interest                                                                                9,587,302   17,251,266   41,044,815
    Interest from affiliates                                                                  145,512           --           --
    Foreign withholding tax                                                                      (766)          --       (3,737)
                                                                                          -----------  -----------  -----------
       Total income                                                                         9,732,048   17,251,266   41,041,078
----------------------------------------------------------------------------------------------------------------------------------
 EXPENSES
    Investment advisory fee                                                                 1,299,640    3,087,216    5,900,129
    Administration fee                                                                        133,833      315,549      616,595
    Distribution fee:
       Class B                                                                                 11,715       23,146       11,023
       Class C                                                                                  3,165        7,237        3,943
       Class G                                                                                     --       28,063       69,092
    Service fee:
       Class A                                                                                  3,031        6,698        4,134
       Class B                                                                                  3,905        7,715        3,675
       Class C                                                                                  1,057        2,404        1,311
       Class G                                                                                     --        6,476       15,944
    Shareholder services fee - Class T                                                             --       70,533       59,667
    Transfer agent fee:
       Class A                                                                                  1,064        2,427        2,383
       Class B                                                                                    977        3,214        2,541
       Class C                                                                                    231          929          547
       Class G                                                                                     --        7,385       16,467
       Class T                                                                                     --       57,884       60,740
       Class Z                                                                                 98,305      290,336      968,018
    Pricing and bookkeeping fees                                                               79,997       88,359      124,854
    Custody fee                                                                                14,855       33,203       51,843
    Trustees' fees                                                                             14,960       24,140       21,859
    Registration fee                                                                           96,776      113,973       93,500
    Non-recurring costs (See Note 7)                                                            3,255        6,927       14,485
    Other expenses                                                                             90,969      172,118      150,404
                                                                                          -----------  -----------  -----------
       Total expenses                                                                       1,857,735    4,355,932    8,193,154
    Fees waived by Investment Advisor                                                        (201,007)    (498,076)  (1,048,676)
    Fees waived by Distributor - Class C                                                         (628)      (1,442)        (786)
    Fees waived by Transfer Agent:
       Class A                                                                                     --           --          (96)
       Class B                                                                                     --           --        --(a)
       Class C                                                                                     --           --        --(a)
       Class G                                                                                     --           --        --(a)
       Class T                                                                                     --           --           (2)
       Class Z                                                                                     --           --          (55)
    Non-recurring costs assumed by Investment Advisor (See Note 7)                             (3,255)      (6,927)     (14,485)
    Custody earnings credit                                                                      (698)        (236)        (367)
                                                                                          -----------  -----------  -----------
       Net expenses                                                                         1,652,147    3,849,251    7,128,687
                                                                                          -----------  -----------  -----------
Net Investment Income                                                                       8,079,901   13,402,015   33,912,391

--------------------------------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investments                                                          574,927    8,748,353   18,386,312
    Net change in unrealized appreciation (depreciation) on investments                    (5,808,877) (21,385,347) (43,380,162)
                                                                                          -----------  -----------  -----------
    Net Loss                                                                               (5,233,950) (12,636,994) (24,993,850)
                                                                                          -----------  -----------  -----------
    Net Increase Resulting From Operations                                                  2,845,951      765,021    8,918,541


(a) Amount rounds to less than $1.


See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                 COLUMBIA                          COLUMBIA INTERMEDIATE
                                                            CORPORATE BOND FUND                   GOVERNMENT INCOME FUND
                                                    ----------------------------------      ----------------------------------
                                                      YEAR      SIX MONTHS       YEAR         YEAR      SIX MONTHS      YEAR
                                                      ENDED        ENDED         ENDED        ENDED        ENDED        ENDED
                                                    APRIL 30,    APRIL 30,    OCTOBER 31,   APRIL 30,    APRIL 30,   OCTOBER 31,
 Increase (Decrease) in Net Assets:                 2004 ($)    2003 (a)($)    2002 ($)     2004 ($)    2003 (a)($)   2002 ($)
---------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
    Net investment income                           8,079,901     4,250,006    7,400,535   13,402,015   10,164,929   24,837,307
    Net realized gain (loss) on investments           574,927       127,679     (269,819)   8,748,353    4,687,431   14,925,680
    Net change in unrealized appreciation/
       depreciation on investments                 (5,808,877)    3,446,969    3,089,893  (21,385,347)    (722,901) (11,352,123)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
         Net increase in net assets resulting
                from operations                     2,845,951     7,824,654   10,220,609      765,021   14,129,459   28,410,864
---------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    From net investment income:
       Class A                                        (53,938)       (3,832)          --      (96,215)      (7,938)          --
       Class B                                        (57,725)       (6,017)          --      (93,626)     (16,115)          --
       Class C                                        (16,253)       (1,395)          --      (29,171)      (2,218)          --
       Class G                                             --            --           --     (136,650)     (84,529)    (170,916)
       Class T                                             --            --           --   (1,814,739)  (1,072,704)  (2,761,243)
       Class Z                                     (9,293,068)   (4,005,704)  (7,724,048) (16,785,027)  (9,818,968) (23,623,882)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
         Total distributions declared
                 to shareholders                   (9,420,984)   (4,016,948)  (7,724,048) (18,955,428) (11,002,472) (26,556,041)
---------------------------------------------------------------------------------------------------------------------------------
 NET CAPITAL SHARE TRANSACTIONS                     12,441,903   22,793,300   41,754,813  (84,190,480) (33,842,224) (21,461,168)
    Net increase (decrease) in net assets           5,866,870    26,601,006   44,251,374 (102,380,887) (30,715,237) (19,606,345)
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                           192,891,815   166,290,809  122,039,435  512,387,772  543,103,009  562,709,354
    End of period                                 198,758,685   192,891,815  166,290,809  410,006,885  512,387,772  543,103,009
                                                  -----------   -----------  -----------  -----------  -----------  -----------
    Undistributed (overdistributed)
       net investment income at end of period      (1,579,911)     (560,346)     107,554   (1,088,810)     340,121    1,141,474


(a) The Fund changed its fiscal year end from October 31 to April 30.

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                                                         COLUMBIA
                                                                                                  QUALITY PLUS BOND FUND
                                                                                            ----------------------------------
                                                                                              YEAR      SIX MONTHS      YEAR
                                                                                              ENDED        ENDED        ENDED
                                                                                            APRIL 30,    APRIL 30,   OCTOBER 31,
 Increase (Decrease) in Net Assets:                                                         2004 ($)    2003 (a)($)   2002 ($)
----------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS
    Net investment income                                                                  33,912,391   20,747,801   44,641,951
    Net realized gain on investments                                                       18,386,312   17,217,175   11,436,158
    Net change in unrealized appreciation/depreciation on investments                     (43,380,162)   3,008,356   (4,136,588)
                                                                                          -----------  -----------  -----------
         Net increase in net assets resulting from operations                               8,918,541   40,973,332   51,941,521
----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS DECLARED TO SHAREHOLDERS From net investment income:
       Class A                                                                                (65,564)      (4,407)      (2,100)
       Class B                                                                                (47,332)      (8,567)     (12,056)
       Class C                                                                                (17,763)        (598)          --
       Class G                                                                               (365,345)    (254,193)    (570,198)
       Class T                                                                             (1,634,765)    (959,773)  (2,234,331)
       Class Z                                                                            (37,188,231) (20,327,691) (43,469,286)
    From net realized gains:
       Class A                                                                                (36,441)          --           --
       Class B                                                                                (32,841)          --           --
       Class C                                                                                (14,171)          --           --
       Class G                                                                               (180,295)          --           --
       Class T                                                                               (733,879)          --           --
       Class Z                                                                            (16,234,263)          --           --
                                                                                          -----------  -----------  -----------
         Total distributions declared to shareholders                                     (56,550,890) (21,555,229) (46,287,971)
----------------------------------------------------------------------------------------------------------------------------------
 NET CAPITAL SHARE TRANSACTIONS                                                           (30,928,921) (22,984,983)  47,278,568
    Net increase (decrease) in net assets                                                 (78,561,270)  (3,566,880)  52,932,118
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of period                                                                   943,941,895  947,508,775  894,576,657
    End of period                                                                         865,380,625  943,941,895  947,508,775
                                                                                          -----------  -----------  -----------
    Undistributed (overdistributed) net investment income at end of period                 (1,515,740)    (433,899)     726,748


(a) The Fund changed its fiscal year end from October 31 to April 30.



See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                           COLUMBIA CORPORATE BOND FUND
                                                      ----------------------------------------------------------------------
                                                          YEAR ENDED             SIX MONTHS ENDED             YEAR ENDED
                                                      APRIL 30, 2004 (a)       APRIL 30, 2003 (b)(c)       OCTOBER 31, 2002
                                                    ----------------------    ----------------------    ----------------------
                                                     SHARES     DOLLARS ($)     SHARES     DOLLARS ($)    SHARES     DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A
    Subscriptions                                     124,683     1,409,566       56,852      635,005           --           --
    Distributions reinvested                            3,825        42,555          324        3,637           --           --
    Redemptions                                       (79,668)     (892,398)      (1,522)     (16,928)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    48,840       559,723       55,654      621,714           --           --

 CLASS B
    Subscriptions                                     151,037     1,691,072      100,567    1,123,241           --           --
    Distributions reinvested                            3,948        43,943          389        4,371           --           --
    Redemptions                                       (58,081)     (647,781)     (16,382)    (182,499)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    96,904     1,087,234       84,574      945,113           --           --

 CLASS C
    Subscriptions                                      34,668       388,178       22,949      256,644           --           --
    Distributions reinvested                              982        10,925           88          994           --           --
    Redemptions                                       (13,028)     (144,870)        (109)      (1,225)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    22,622       254,233       22,928      256,413           --           --

 CLASS Z
    Subscriptions                                   4,195,917    46,840,506    4,152,451   46,064,972    6,909,689   73,946,500
    Distributions reinvested                          179,598     2,001,165       89,790    1,000,544      219,382    2,355,574
    Redemptions                                    (3,439,214)  (38,300,958)  (2,355,300) (26,095,456)  (3,222,082) (34,547,261)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                   936,301    10,540,713    1,886,941   20,970,060    3,906,989   41,754,813


(a)On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Corporate Bond Fund was redesignated Liberty Corporate Bond Fund, Class Z shares. Subsequently, the Fund began offering Class A, Class B and Class C shares.



See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                   COLUMBIA INTERMEDIATE GOVERNMENT INCOME FUND
                                                      ----------------------------------------------------------------------
                                                          YEAR ENDED             SIX MONTHS ENDED             YEAR ENDED
                                                      APRIL 30, 2004 (a)       APRIL 30, 2003 (b)(c)       OCTOBER 31, 2002
                                                    ----------------------    ----------------------    ----------------------
                                                     SHARES     DOLLARS ($)     SHARES     DOLLARS ($)    SHARES     DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A
    Subscriptions                                     595,324     6,300,176      125,094    1,351,472           --           --
    Distributions reinvested                            6,586        69,895          552        5,975           --           --
    Redemptions                                      (415,555)   (4,378,882)      (8,676)     (93,442)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                   186,355     1,991,189      116,970    1,264,005           --           --

 CLASS B
    Subscriptions                                     167,476     1,792,865      261,426    2,822,023           --           --
    Distributions reinvested                            7,381        78,426        1,185       12,831           --           --
    Redemptions                                      (154,949)   (1,649,692)     (21,567)    (232,883)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    19,908       221,599      241,044    2,601,971           --           --

 CLASS C
    Subscriptions                                     162,872     1,739,456       52,167      562,878           --           --
    Distributions reinvested                            2,446        25,970          173        1,867           --           --
    Redemptions                                       (95,402)   (1,013,766)     (12,480)    (134,533)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    69,916       751,660       39,860      430,212           --           --

 CLASS G
    Subscriptions                                       5,730        60,772       11,085      119,675      212,036    2,241,698
    Distributions reinvested                           11,982       127,481        7,262       78,371       15,041      158,690
    Redemptions                                      (149,357)   (1,581,319)     (45,738)    (493,626)     (81,866)    (863,616)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase (decrease)                       (131,645)   (1,393,066)     (27,391)    (295,580)     145,211    1,536,772

 CLASS T
    Subscriptions                                      58,602       624,517      319,287    3,444,842    4,948,739   52,547,867
    Distributions reinvested                          138,464     1,472,855       81,260      876,962      206,718    2,177,696
    Redemptions                                    (1,196,451)  (12,715,478)    (830,190)  (8,948,355)  (5,532,160) (58,717,864)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net decrease                                  (999,385)  (10,618,106)    (429,643)  (4,626,551)    (376,703)  (3,992,301)

 CLASS Z
    Subscriptions                                   4,825,213    51,555,096    4,272,811   46,032,102   15,081,004  159,011,746
    Distributions reinvested                          241,975     2,573,815      151,127    1,630,807      364,984    3,846,700
    Redemptions                                   (12,146,564) (129,272,667)  (7,501,110) (80,879,190) (17,283,211)(181,864,085)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net decrease                                (7,079,376)  (75,143,756)  (3,077,172) (33,216,281)  (1,837,223) (19,005,639)


(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Intermediate Bond Fund, Retail B, Retail A and Trust shares were redesignated Liberty Intermediate Government Income Fund, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class A, Class B and Class C shares.




See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

                                                                          COLUMBIA QUALITY PLUS BOND FUND
                                                      ----------------------------------------------------------------------
                                                          YEAR ENDED             SIX MONTHS ENDED             YEAR ENDED
                                                      APRIL 30, 2004 (a)       APRIL 30, 2003 (b)(c)       OCTOBER 31, 2002
                                                    ----------------------    ----------------------    ----------------------
                                                     SHARES     DOLLARS ($)     SHARES     DOLLARS ($)    SHARES     DOLLARS ($)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS A
    Subscriptions                                     217,154     2,467,263       42,079      478,601        2,385       26,514
    Distributions reinvested                            8,240        92,024          358        4,106          157        1,726
    Redemptions                                       (78,192)     (878,013)      (2,279)     (26,023)        (765)      (8,340)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                   147,202     1,681,274       40,158      456,684        1,777       19,900

 CLASS B
    Subscriptions                                     119,689     1,365,930       63,394      724,037        1,055       11,623
    Distributions reinvested                            6,172        68,987          604        6,899          889        9,762
    Redemptions                                       (63,082)     (710,005)      (9,618)    (109,905)      (3,974)     (43,869)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase (decrease)                         62,779       724,912       54,380      621,031       (2,030)     (22,484)

 CLASS C
    Subscriptions                                      74,216       843,756       21,745      247,502           --           --
    Distributions reinvested                            2,512        28,019           49          565           --           --
    Redemptions                                       (40,409)     (456,366)      (7,031)     (79,601)          --           --
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase                                    36,319       415,409       14,763      168,466           --           --

 CLASS G
    Subscriptions                                       3,496        38,989       46,812      530,588      248,257    2,762,895
    Distributions reinvested                           40,481       454,169       18,842      214,757       42,412      466,622
    Redemptions                                      (458,888)   (5,190,432)    (146,431)  (1,662,211)    (320,100)  (3,519,502)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net decrease                                  (414,911)   (4,697,274)     (80,777)    (916,866)     (29,431)    (289,985)

 CLASS T
    Subscriptions                                     262,862     2,970,617      209,314    2,373,059    1,407,579   15,467,329
    Distributions reinvested                          188,122     2,109,962       73,819      841,430      175,003    1,924,387
    Redemptions                                      (982,633)  (11,067,751)    (479,766)  (5,443,690)  (1,945,283) (21,349,227)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net decrease                                  (531,649)   (5,987,172)    (196,633)  (2,229,201)    (362,701)  (3,957,511)

 CLASS Z
    Subscriptions                                  17,998,221   203,671,442   11,331,380  128,777,554   25,317,231  278,012,903
    Distributions reinvested                        2,039,129    22,814,196      648,847    7,396,972    1,292,159   14,237,392
    Redemptions                                   (22,099,558) (249,551,708) (13,845,925)(157,259,623) (21,906,546)(240,721,647)
                                                  -----------   -----------  -----------  -----------  -----------  -----------
       Net increase (decrease)                     (2,062,208)  (23,066,070)  (1,865,698) (21,085,097)   4,702,844   51,528,648


(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A, Prime B, Retail B, Retail A and Trust shares were redesignated Liberty Quality Plus Bond Fund Class A, Class B, Class G, Class T and Class Z shares, respectively. Subsequently, the Fund began offering Class C shares.



See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

NOTE 1. ORGANIZATION

Columbia Funds Trust III (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified portfolios (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Corporate Bond Fund
    Columbia Intermediate Government Income Fund
    Columbia Quality Plus Bond Fund

INVESTMENT GOALS

Columbia Corporate Bond Fund seeks a high level of current income. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund seek a high level of current income consistent with prudent risk of capital.

FUND SHARES

The Funds may issue an unlimited number of shares. Columbia Corporate Bond Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund each offer six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Liberty Corporate Bond Fund, Liberty Intermediate Government Income Fund and Liberty Quality Plus Bond Fund were renamed Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively. Also on that date, the Liberty Funds Trust III was renamed Columbia Funds Trust III.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

MORTGAGE DOLLAR ROLL TRANSACTIONS

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high-grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

DELAYED DELIVERY SECURITIES

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended April 30, 2004, permanent differences resulting primarily from differing treatments for amortization/accretion adjustments, paydown reclassifications and market discount reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

                              Overdistributed   Accumulated
                               Net Investment   Net Realized    Paid-In
                                   Income        Gain (Loss)    Capital
--------------------------------------------------------------------------
 Columbia Corporate Bond Fund   $  321,518      $  (331,232)    $ 9,714
--------------------------------------------------------------------------
 Columbia Intermediate
   Government Income Fund        4,124,482       (4,174,492)     50,010
--------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund 4,324,768       (4,326,701)      1,933
--------------------------------------------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended April 30, 2004, the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                      April 30, 2004
---------------------------------------------------------------------------
                                                 Ordinary    Long-Term
                                                  Income*  Capital Gains
---------------------------------------------------------------------------
 Columbia Corporate Bond Fund                   $ 9,420,984        $ --
---------------------------------------------------------------------------
 Columbia Intermediate Government Income Fund    18,955,428          --
---------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund                 44,139,393  12,411,497
---------------------------------------------------------------------------


                                                      April 30, 2003
---------------------------------------------------------------------------
                                                 Ordinary    Long-Term
                                                  Income*  Capital Gains
---------------------------------------------------------------------------
 Columbia Corporate Bond Fund                   $ 4,016,948        $ --
---------------------------------------------------------------------------
 Columbia Intermediate Government Income Fund    11,002,472          --
---------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund                 21,555,229          --
---------------------------------------------------------------------------


                                                     October 31, 2002
---------------------------------------------------------------------------
                                                 Ordinary    Long-Term
                                                  Income*  Capital Gains
---------------------------------------------------------------------------
 Columbia Corporate Bond Fund                   $ 7,724,048        $ --
---------------------------------------------------------------------------
 Columbia Intermediate Government Income Fund    26,556,041          --
---------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund                 46,287,971          --
---------------------------------------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                    Undistributed Undistributed  Net Unrealized
                                       Ordinary     Long-Term     Appreciation
                                        Income    Capital Gains  (Depreciation)*
--------------------------------------------------------------------------------
 Columbia Corporate Bond Fund        $  631,658      $        --    $ 5,132,215
--------------------------------------------------------------------------------
 Columbia Intermediate
   Government Income Fund               891,516               --     (2,175,475)
--------------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund      3,264,787       10,895,135      6,186,445
--------------------------------------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities and the deferral of losses from wash sales.

Unrealized appreciation and depreciation at April 30, 2004, based on cost of investments for federal income tax purposes, was:

                                                                  Net Unrealized
                                    Unrealized      Unrealized     Appreciation
                                   Appreciation    Depreciation   (Depreciation)
--------------------------------------------------------------------------------
 Columbia Corporate Bond Fund       $ 7,268,609      $(2,136,394)   $ 5,132,215
--------------------------------------------------------------------------------
 Columbia Intermediate
   Government Income Fund             3,692,365       (5,867,840)    (2,175,475)
--------------------------------------------------------------------------------
 Columbia Quality Plus Bond Fund     15,447,527       (9,261,082)     6,186,445
--------------------------------------------------------------------------------

The following capital loss carryforwards may be available to reduce taxable income arising from future

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                     Columbia
                          Columbia Intermediate  Columbia
                          Corporate Government Quality Plus
 Year of Expiration       Bond Fund Income Fund  Bond Fund
--------------------------------------------------------------
 2005                   $  206,992  $       --         $--
--------------------------------------------------------------
 2007                      662,376   6,365,899          --
--------------------------------------------------------------
 2008                      690,266   3,074,162          --
--------------------------------------------------------------
 2010                      394,016          --          --
--------------------------------------------------------------
                        $1,953,650  $9,440,061         $--
--------------------------------------------------------------

Capital loss carryforwards of $243,371 and $4,727,598 were utilized and/or expired for the Columbia Corporate Bond Fund and Columbia Intermediate Government Income Fund, respectively, during the year ended April 30, 2004. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES
Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Funds. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). On April 1, 2004, FleetBoston, including the Funds' investment advisor and distributor, was acquired by Bank of America Corporation ("BOA"). The merger did not change the way the Funds are managed, the investment personnel assigned to manage the Funds or the fees paid by the Funds.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

                                                   ANNUAL
                                                    FEE
     AVERAGE DAILY NET ASSETS                       RATE
     ---------------------                         ------
    First $500 million                             0.55%
    Next $500 million                              0.50%
    Next $500 million                              0.45%
    Next $500 million                              0.40%
    Over $2 billion                                0.35%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.75% on each Fund's average daily net assets. In addition, Columbia agreed to waive a portion of its investment advisory fee so that such fee payable by each Fund was equal to the current fee structure.

For the year ended April 30, 2004, the effective investment advisory fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund were 0.55%, 0.55% and 0.53%, respectively.

ADMINISTRATION FEE

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

PRICING & Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee, in addition to fees for pricing services, based on the average daily net assets of each Fund as follows:

                                                   ANNUAL
                                                    FEE
     AVERAGE DAILY NET ASSETS                       RATE
     ---------------------                         ------
     Under $50 million                            $ 25,000
     Over $50 million but less than $200 million  $ 35,000
     Over $200 million but less than $500 million $ 50,000
     Over $500 million but less than $1 billion   $ 85,000
     Over $1 billion                              $125,000

In the event that a Fund has more than 25% in non-domestic assets, as measured on a monthly basis, the Fund's annual fees will be 150% of the fees disclosed above.

For the year ended April 30, 2004, the effective pricing and bookkeeping fee rates for the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund were 0.040%, 0.019% and 0.014%, respectively.

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2004, the Transfer Agent has agreed to waive a portion of its Fund-level transfer agent fee for the Columbia Quality Plus Bond Fund. This arrangement may be revised or discontinued by the Transfer Agent at any time. Prior to January 1, 2004, the Transfer Agent waived 0.01% of its fees for Class A shares of the Columbia Quality Plus Bond Fund.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee based on a per-account charge or a minimum of $5,000 annually per Fund. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), formerly Liberty Funds Distributor, Inc, an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended April 30, 2004, the Distributor has retained net underwriting discounts and CDSC fees as follows:

                                                        Front-End
                                                      Sales Charge
---------------------------------------------------------------------
                                                   Class A   Class T
---------------------------------------------------------------------
 Columbia Corporate Bond Fund                        $1,001  $   --
---------------------------------------------------------------------
 Columbia Intermediate Government Income Fund        7,522      952
---------------------------------------------------------------------
 Columbia Quality Plus Bond Fund                     4,579    1,169
---------------------------------------------------------------------


                                       CDSC
---------------------------------------------------------------------
                       Class A  Class B  Class C  Class G  Class T
---------------------------------------------------------------------
 Columbia Corporate
   Bond Fund             $--     $4,743   $119   $    --      $--
---------------------------------------------------------------------
 Columbia Intermediate
   Government
   Income Fund             --     7,881    835    17,889       --
---------------------------------------------------------------------
 Columbia Quality
   Plus Bond Fund          --     2,628    420    41,718       --
---------------------------------------------------------------------

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

                                           Distribution Fee
                                      Class B   Class C1  Class G2
---------------------------------------------------------------------
 Columbia Corporate
   Bond Fund                           0.75%     0.75%       N/A
---------------------------------------------------------------------
 Columbia Intermediate
   Government
   Income Fund                         0.75%     0.75%       0.65%
---------------------------------------------------------------------
 Columbia Quality
   Plus Bond Fund                      0.75%     0.75%       0.65%
---------------------------------------------------------------------



                                       Service Fee
---------------------------------------------------------------------
                               Class A  Class B  Class C1  Class G2
---------------------------------------------------------------------
 Columbia Corporate
   Bond Fund                    0.25%    0.25%     0.25%     N/A
---------------------------------------------------------------------
 Columbia Intermediate
   Government
   Income Fund                  0.25%    0.25%     0.25%     0.50%
---------------------------------------------------------------------
 Columbia Quality
   Plus Bond Fund               0.25%    0.25%     0.25%     0.50%
---------------------------------------------------------------------

1 The Distributor has voluntarily limited a portion of each Fund's Class C shares distribution and service fees so that combined they will not exceed 0.85% annually of average net assets.

2 The Funds do not intend to pay total distribution and service fees in excess of 0.80% annually of the average net assets of Class G shares of each Fund.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEE

The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual shareholder service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund do not intend to pay more than 0.15% annually for Class T shareholder services fees.

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

Fees Paid to Officers and Trustees

The Funds pay no compensation to their officers, all of whom are employees of Columbia or its affiliates.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended April 30, 2004, the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund paid $1,603, $2,045 and $2,727, respectively, to Columbia for such services. These amounts are included in "Other expenses" on the Statements of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended April 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

                            U.S. Government         Other Investment
                              Securities               Securities
--------------------------------------------------------------------------
                         Purchases     Sales     Purchases      Sales
--------------------------------------------------------------------------
 Columbia Corporate
   Bond Fund            $  507,051 $ 14,072,603 $ 39,310,937 $ 15,477,457
--------------------------------------------------------------------------
 Columbia Intermediate
   Government
   Income Fund         487,458,098  515,941,832   54,365,800   83,028,567
--------------------------------------------------------------------------
 Columbia Quality
   Plus Bond Fund      668,748,837  658,095,389  341,477,298  388,929,250
--------------------------------------------------------------------------

NOTE 6. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Funds based on their borrowings. In addition, the Funds have agreed to pay commitment fees on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended April 30, 2004, the Funds did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT
RISKS AND CONTINGENCIES

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud

--------------------------------------------------------------------------------
April 30, 2004                                       Columbia Taxable Bond Funds

statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the year ended April 30, 2004, Columbia has assumed $3,255, $6,927 and $14,485 of legal, consulting services and Trustees' fees incurred by the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund and Columbia Quality Plus Bond Fund, respectively, in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

Each Fund is the successor to a separate series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

As of the end of business on November 22, 2002, the Galaxy Corporate Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Corporate Bond Fund (currently known as Columbia Corporate Bond Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class A, Class B and Class C shares commenced operations on November 25, 2002.

As of the end of business on November 22, 2002, the Galaxy Intermediate Government Income Fund, previously a series fund of Galaxy, was reorganized as the Liberty Intermediate Government Income Fund (currently known as Columbia Intermediate Government Income Fund). Class G, Class T and Class Z shares were issued in exchange for Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 25, 2002.

As of the end of business on November 22, 2002, the Galaxy Quality Plus Bond Fund, previously a series fund of Galaxy, was reorganized as the Liberty Quality Plus Bond Fund (currently known as Columbia Quality Plus Bond Fund). Class A, Class B, Class G, Class T and Class Z shares were issued in exchange for Prime A, Prime B, Retail B, Retail A and Trust shares, respectively. Class C shares commenced operations on November 25, 2002.

Financial Highlights
--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                                      Year Ended   Period Ended
                                                                                                       April 30,     April 30,
   Class A Shares                                                                                      2004 (a)      2003 (b)
=================================================================================================================================
   Net asset value, beginning of period                                                                    $11.26         $10.92
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                 0.42           0.21
   Net realized and unrealized gain (loss) on investments                                                   (0.29)          0.34
                                                                                                         --------       --------
   Total from investment operations                                                                          0.13           0.55
--------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                               (0.49)         (0.21)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                          $10.90         $11.26
   Total return (d)(e)                                                                                      1.19%          5.05%(f)
--------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                             1.10%          1.40%(h)
   Net investment income (g)                                                                                3.75%          4.38%(h)
   Waiver/reimbursement                                                                                     0.10%          0.20%(h)
   Portfolio turnover rate                                                                                    15%             9%(f)
   Net assets, end of period (000's)                                                                       $1,139           $626
-------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.



                                                                                                 Year Ended   Period Ended
                                                                                                  April 30,     April 30,
   Class B Shares                                                                                 2004 (a)      2003 (b)
=============================================================================================================================
   Net asset value, beginning of period                                                               $11.26         $10.92
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                            0.34           0.19
   Net realized and unrealized gain (loss) on investments                                              (0.29)          0.32
                                                                                                    --------       --------
   Total from investment operations                                                                     0.05           0.51
---------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                          (0.41)         (0.17)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                     $10.90         $11.26
   Total return (d)(e)                                                                                 0.46%          4.71%(f)
---------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                        1.82%          1.82%(h)
   Net investment income (g)                                                                           3.01%          4.03%(h)
   Waiver/reimbursement                                                                                0.10%          0.20%(h)
   Portfolio turnover rate                                                                               15%             9%(f)
   Net assets, end of period (000's)                                                                  $1,978           $952
---------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                    Columbia Corporate Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                                      Year Ended   Period Ended
                                                                                                       April 30,     April 30,
   Class C Shares                                                                                      2004 (a)      2003 (b)
=================================================================================================================================
   Net asset value, beginning of period                                                                    $11.26         $10.92
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                 0.35           0.20
   Net realized and unrealized gain (loss) on investments                                                   (0.28)          0.32
                                                                                                         --------       --------
   Total from investment operations                                                                          0.07           0.52
--------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                               (0.43)         (0.18)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                          $10.90         $11.26
   Total return (d)(e)                                                                                      0.62%          4.77%(f)
--------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                             1.67%          1.62%(h)
   Net investment income (g)                                                                                3.15%          4.13%(h)
   Waiver/reimbursement                                                                                     0.25%          0.35%(h)
   Portfolio turnover rate                                                                                    15%             9%(f)
   Net assets, end of period (000's)                                                                       $  496         $  258
--------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.



                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class Z Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.26        $11.03         $10.92         $10.14        $10.22         $10.90
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.45(d)       0.27(d)        0.56(e)        0.60          0.61           0.59
   Net realized and unrealized
     gain (loss) on investments                      (0.28)         0.21           0.12(e)        0.78         (0.05)         (0.68)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.17          0.48           0.68           1.38          0.56          (0.09)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.53)        (0.25)         (0.57)         (0.60)        (0.64)         (0.59)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.90        $11.26         $11.03         $10.92        $10.14         $10.22
   Total return (f)(g)                               1.49%         4.41%(h)       6.49%         13.99%         5.69%        (0.82)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      0.82%          0.74%(j)      0.71%          0.77%         0.83%         0.85%
   Net investment income (i)                         4.06%          4.83%(j)      5.08%(e)       5.70%         6.01%         5.62%
   Waiver/reimbursement                              0.10%          0.20%(j)      0.20%          0.20%         0.20%         0.20%
   Portfolio turnover rate                             15%             9%(h)        33%            79%           75%          206%
   Net assets, end of period (000's)              $195,145       $191,055      $166,291       $122,039      $ 89,600      $ 79,382
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Corporate Bond Fund was renamed the Columbia Corporate Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Corporate Bond Fund was redesignated Liberty Corporate Bond Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.01), $0.01 and (0.25)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                                      Year Ended   Period Ended
                                                                                                       April 30,     April 30,
   Class A Shares                                                                                      2004 (a)      2003 (b)
=================================================================================================================================
   Net asset value, beginning of period                                                                    $10.83         $10.68
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                 0.26           0.17
   Net realized and unrealized gain (loss) on investments                                                   (0.27)          0.16
                                                                                                         --------       --------
   Total from investment operations                                                                         (0.01)          0.33
--------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                               (0.40)         (0.18)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                          $10.42         $10.83
   Total return (d)(e)                                                                                    (0.09)%          3.11%(f)
--------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                             1.05%          1.11%(h)
   Net investment income (g)                                                                                2.46%          3.78%(h)
   Waiver/reimbursement                                                                                     0.11%          0.20%(h)
   Portfolio turnover rate                                                                                   133%            36%(f)
   Net assets, end of period (000's)                                                                     $  3,159       $  1,267
--------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.



                                                                                                     Year Ended   Period Ended
                                                                                                      April 30,     April 30,
   Class B Shares                                                                                     2004 (a)      2003 (b)
================================================================================================================================
   Net asset value, beginning of period                                                                   $10.83         $10.68
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                0.19           0.14
   Net realized and unrealized gain (loss) on investments                                                  (0.28)          0.15
                                                                                                        --------       --------
   Total from investment operations                                                                        (0.09)          0.29
-------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                              (0.32)         (0.14)
-------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                         $10.42         $10.83
   Total return (d)(e)                                                                                   (0.85)%          2.70%(f)
-------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                            1.81%          1.86%(h)
   Net investment income (g)                                                                               1.83%          2.96%(h)
   Waiver/reimbursement                                                                                    0.11%          0.20%(h)
   Portfolio turnover rate                                                                                  133%            36%(f)
   Net assets, end of period (000's)                                                                    $  2,718       $  2,612
-------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (e)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                                       Year Ended   Period Ended
                                                                                                        April 30,     April 30,
   Class C Shares                                                                                       2004 (a)      2003 (b)
================================================================================================================================
   Net asset value, beginning of period                                                                     $10.83         $10.68
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                  0.20           0.14
   Net realized and unrealized gain (loss) on investments                                                    (0.27)          0.16
                                                                                                          --------       --------
   Total from investment operations                                                                          (0.07)          0.30
---------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                                (0.34)         (0.15)
---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                           $10.42         $10.83
   Total return (d)(e)                                                                                     (0.71)%          2.79%(f)
---------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                              1.65%          1.80%(h)
   Net investment income (g)                                                                                 1.89%          3.02%(h)
   Waiver/reimbursement                                                                                      0.26%          0.35%(h)
   Portfolio turnover rate                                                                                    133%            36%(f)
   Net assets, end of period (000's)                                                                        $1,143           $432
---------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.



                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class G Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999 (d)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $10.83        $10.77         $10.72          $9.95         $9.85         $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.21(e)       0.16(e)        0.38(e)(f)     0.46          0.48(e)        0.47
   Net realized and unrealized
     gain (loss) on investments                      (0.28)         0.08           0.09(f)        0.77          0.11          (0.66)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                  (0.07)         0.24           0.47           1.23          0.59          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.34)        (0.18)         (0.42)         (0.46)        (0.49)         (0.46)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.42        $10.83         $10.77         $10.72        $ 9.95         $ 9.85
   Total return (g)(h)                             (0.70)%         2.21%(i)       4.52%         12.64%         6.22%        (1.78)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (j)                                      1.68%         1.68%(k)       1.70%          1.76%         1.71%          1.64%
   Net investment income (j)                         2.00%         2.98%(k)       3.65%(f)       4.44%         4.89%          4.61%
   Waiver/reimbursement                              0.11%         0.20%(k)       0.21%          0.22%         0.38%          0.50%
   Portfolio turnover rate                            133%           36%(i)         99%            86%           99%           184%
   Net assets, end of period (000's)                $3,448        $5,013         $5,277         $3,695        $1,765         $1,084
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail B shares were redesignated Liberty Intermediate Government Income Fund, Class G shares.
(d)The Fund began offering Retail B shares on November 1, 1998.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (h)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:


                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class T Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $10.83        $10.77         $10.72          $9.95         $9.86         $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.29(d)       0.20(d)        0.46(d)(e)     0.54          0.55(d)        0.54
   Net realized and unrealized
     gain (loss) on investments                      (0.29)         0.07           0.09(e)        0.77          0.11          (0.65)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                     --          0.27           0.55           1.31          0.66          (0.11)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.41)        (0.21)         (0.50)         (0.54)        (0.57)         (0.53)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.42        $10.83         $10.77         $10.72        $ 9.95         $ 9.86
   Total return (f)(g)                             (0.01)%         2.55%(h)       5.32%         13.52%         7.01%        (1.11)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      0.98%         0.92%(j)       0.94%          0.98%         0.97%          0.97%
   Net investment income (i)                         2.69%         3.72%(j)       4.41%(e)       5.22%         5.63%          5.28%
   Waiver/reimbursement                              0.11%         0.20%(j)       0.20%          0.20%         0.21%          0.20%
   Portfolio turnover rate                            133%           36%(h)         99%            86%           99%           184%
   Net assets, end of period (000's)               $40,692       $53,158        $57,452        $61,224       $47,548        $56,454
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Intermediate Government Income Fund, Retail A shares were redesignated Liberty Intermediate Government Income Fund, Class T shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                    Columbia Intermediate Government Income Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class Z Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $10.83        $10.77         $10.72          $9.95         $9.85         $10.50
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.31(d)       0.13(d)        0.49(d)(e)     0.57          0.58(d)        0.56
   Net realized and unrealized
     gain (loss) on investments                      (0.29)         0.16           0.08(e)        0.77          0.11          (0.65)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.02          0.29           0.57           1.34          0.69          (0.09)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.43)        (0.23)         (0.52)         (0.57)        (0.59)         (0.56)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.42        $10.83         $10.77         $10.72        $ 9.95         $ 9.85
   Total return (f)(g)                               0.19%         2.72%(h)       5.59%         13.84%         7.29%        (0.86)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      0.78%         0.69%(j)       0.68%          0.70%         0.70%          0.72%
   Net investment income (i)                         2.89%         3.96%(j)       4.67%(e)       5.50%         5.90%          5.53%
   Waiver/reimbursement                              0.11%         0.20%(j)       0.21%          0.20%         0.20%          0.20%
   Portfolio turnover rate                            133%           36%(h)         99%            86%           99%           184%
   Net assets, end of period (000's)              $358,847      $449,906       $480,375       $497,790      $451,501       $234,880
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Intermediate Government Income Fund was renamed the Columbia Intermediate Government Income Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Intermediate Government Income Fund, Trust shares were redesignated Liberty Intermediate Government Income Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.03), $0.03 and (0.26)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class A Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999 (d)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.38(e)       0.24(e)        0.54(f)        0.57          0.57           0.60
   Net realized and unrealized
     gain (loss) on investments                      (0.30)         0.24           0.07(f)        0.89          0.12          (0.89)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.08          0.48           0.61           1.46          0.69          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.46)        (0.25)         (0.55)         (0.58)        (0.59)         (0.57)
   From net realized gains                           (0.21)           --             --             --            --          (0.09)
                                                  --------      --------       --------       --------      --------       --------
   Total distributions declared to shareholders      (0.67)        (0.25)         (0.55)        (0.58)         (0.59)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (g)(h)                               0.65%         4.28%(i)       5.64%         14.48%         7.00%        (2.68)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (j)                                      1.02%         0.92%(k)       0.89%          0.95%         1.05%          0.96%
   Net investment income (j)                         3.35%         4.20%(k)       4.79%(f)       5.33%         5.74%          5.35%
   Waiver/reimbursement                              0.12%         0.22%(k)       0.39%          0.38%         0.47%          0.56%
   Portfolio turnover rate                            119%           42%(i)         75%           131%          104%           226%
   Net assets, end of period (000's)                $2,105          $522            $59            $38           $34            $16
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime A shares were redesignated Liberty Quality Plus Bond Fund, Class A shares.
(d)The Fund began offering Prime A shares on November 1, 1998.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $0.00, $0.00 and (0.15)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class B Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999 (d)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.52        $11.29         $11.23         $10.35        $10.24         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.29(e)       0.20(e)        0.44(f)        0.49          0.51           0.49
   Net realized and unrealized
     gain (loss) on investments                      (0.30)         0.24           0.08(f)        0.89          0.12          (0.87)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                  (0.01)         0.44           0.52           1.38          0.63          (0.38)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.37)        (0.21)         (0.46)         (0.50)        (0.52)         (0.49)
   From net realized gains                           (0.21)           --             --             --            --          (0.09)
                                                  --------      --------       --------       --------      --------       --------
   Total distributions declared to shareholders      (0.58)        (0.21)         (0.46)        (0.50)         (0.52)         (0.58)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.93        $11.52         $11.29         $11.23        $10.35         $10.24
   Total return (g)(h)                             (0.12)%         3.89%(i)       4.86%         13.65%         6.41%        (3.46)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (j)                                      1.81%         1.68%(k)       1.64%          1.68%         1.71%          1.71%
   Net investment income (j)                         2.60%         3.45%(k)       4.04%(f)       4.60%         5.07%          4.60%
   Waiver/reimbursement                              0.11%         0.22%(k)       0.30%          0.28%         0.29%          0.36%
   Portfolio turnover rate                            119%           42%(i)         75%           131%          104%           226%
   Net assets, end of period (000's)                $1,541          $900           $268           $290          $262           $323
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Prime B shares were redesignated Liberty Quality Plus Bond Fund, Class B shares.
(d)The Fund began offering Prime B shares on November 1, 1998.
(e)Per share data was calculated using average shares outstanding during the period.
(f)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(g)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (h)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i)Not annualized.
(j)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                                                                      Year Ended   Period Ended
                                                                                                       April 30,     April 30,
   Class C Shares                                                                                      2004 (a)      2003 (b)
=================================================================================================================================
   Net asset value, beginning of period                                                                    $11.52         $11.21
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income (c)                                                                                 0.31           0.16
   Net realized and unrealized gain (loss) on investments                                                   (0.30)          0.33
                                                                                                         --------       --------
   Total from investment operations                                                                          0.01           0.49
--------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                                                                               (0.39)         (0.18)
   From net realized gains                                                                                  (0.21)            --
                                                                                                         --------       --------
   Total distributions declared to shareholders                                                             (0.60)         (0.18)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                                                                          $10.93         $11.52
   Total return (d)(e)                                                                                      0.10%          4.38%(f)
--------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (g)                                                                                             1.59%          1.55%(h)
   Net investment income (g)                                                                                2.75%          3.23%(h)
   Waiver/reimbursement                                                                                     0.26%          0.37%(h)
   Portfolio turnover rate                                                                                   119%            42%(f)
   Net assets, end of period (000's)                                                                         $558           $170
--------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(c)Per share data was calculated using average shares outstanding during the period.
(d)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)Not annualized.
(g)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class G Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.33(d)       0.20(d)        0.45(e)        0.51          0.52           0.50
   Net realized and unrealized
     gain (loss) on investments                      (0.32)         0.24           0.08(e)        0.88          0.11          (0.86)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.01          0.44           0.53           1.39          0.63          (0.36)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.39)        (0.21)         (0.47)         (0.51)        (0.53)         (0.50)
   From net realized gains                           (0.21)           --             --             --            --          (0.09)
                                                  --------      --------       --------       --------      --------       --------
   Total distributions declared to shareholders      (0.60)        (0.21)         (0.47)        (0.51)         (0.53)         (0.59)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)                               0.10%         3.94%(h)       4.90%         13.70%         6.37%        (3.25)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      1.60%         1.60%(j)       1.60%          1.64%         1.65%          1.59%
   Net investment income (i)                         2.90%         3.56%(j)       4.08%(e)       4.64%         5.13%          4.72%
   Waiver/reimbursement                              0.11%         0.22%(j)       0.23%          0.20%         0.26%          0.29%
   Portfolio turnover rate                            119%           42%(h)         75%           131%          104%           226%
   Net assets, end of period (000's)                $8,124       $13,345        $13,981        $14,246        $5,775         $6,550
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail B shares were redesignated Liberty Quality Plus Bond Fund, Class G shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge. (g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class T Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.40(d)       0.24(d)        0.52(e)        0.57          0.59           0.57
   Net realized and unrealized
     gain (loss) on investments                      (0.31)         0.24           0.08(e)        0.89          0.11          (0.86)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.09          0.48           0.60           1.46          0.70          (0.29)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.47)        (0.25)         (0.54)         (0.58)        (0.60)         (0.57)
   From net realized gains                           (0.21)           --             --             --            --          (0.09)
                                                  --------      --------       --------       --------      --------       --------
   Total distributions declared to shareholders      (0.68)        (0.25)         (0.54)        (0.58)         (0.60)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)                               0.75%         4.29%(h)       5.63%         14.45%         7.04%        (2.66)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      0.95%         0.91%(j)       0.91%          0.98%         1.01%          0.99%
   Net investment income (i)                         3.54%         4.26%(j)       4.77%(e)       5.30%         5.76%          5.32%
   Waiver/reimbursement                              0.11%         0.22%(j)       0.22%          0.20%         0.22%          0.21%
   Portfolio turnover rate                            119%           42%(h)         75%           131%          104%           226%
   Net assets, end of period (000's)               $35,058       $43,084        $44,409        $48,276       $33,429        $42,906
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Retail A shares were redesignated Liberty Quality Plus Bond Fund, Class T shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

Financial Highlights
--------------------------------------------------------------------------------
                                                 Columbia Quality Plus Bond Fund

   Selected data for a share outstanding throughout each period is as follows:

                                                               Six Months
                                                Year Ended        Ended                      Year Ended October 31,
                                                 April 30,      April 30,    =======================================================
   Class Z Shares                                2004 (a)      2003 (b)(c)      2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period             $11.52        $11.29         $11.23         $10.35        $10.25         $11.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
   Net investment income                              0.42(d)       0.25(d)        0.55(e)        0.60          0.61           0.58
   Net realized and unrealized
     gain (loss) on investments                      (0.31)         0.24           0.08(e)        0.88          0.11          (0.86)
                                                  --------      --------       --------       --------      --------       --------
   Total from investment operations                   0.11          0.49           0.63           1.48          0.72          (0.28)
------------------------------------------------------------------------------------------------------------------------------------
   Less distributions declared to shareholders:
   From net investment income                        (0.49)        (0.26)         (0.57)         (0.60)        (0.62)         (0.58)
   From net realized gains                           (0.21)           --             --             --            --          (0.09)
                                                  --------      --------       --------       --------      --------       --------
   Total distributions declared to shareholders      (0.70)        (0.26)         (0.57)        (0.60)         (0.62)         (0.67)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                   $10.93        $11.52         $11.29         $11.23        $10.35         $10.25
   Total return (f)(g)                               0.94%         4.41%(h)       5.86%         14.73%         7.27%        (2.52)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratio to average net assets/supplemental data:
   Expenses (i)                                      0.75%         0.67%(j)       0.69%          0.73%         0.78%          0.84%
   Net investment income (i)                         3.71%         4.49%(j)       4.99%(e)       5.55%         5.99%          5.46%
   Waiver/reimbursement                              0.11%         0.22%(j)       0.22%          0.21%         0.21%          0.20%
   Portfolio turnover rate                            119%           42%(h)         75%           131%          104%           226%
   Net assets, end of period (000's)              $817,994      $885,920       $888,792       $831,727      $558,789       $237,772
------------------------------------------------------------------------------------------------------------------------------------

(a)On October 13, 2003, the Liberty Quality Plus Bond Fund was renamed the Columbia Quality Plus Bond Fund.
(b)The Fund changed its fiscal year end from October 31 to April 30.
(c)On November 25, 2002, the Galaxy Quality Plus Bond Fund, Trust shares were redesignated Liberty Quality Plus Bond Fund, Class Z shares.
(d)Per share data was calculated using average shares outstanding during the period.
(e)The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets was $(0.02), $0.02 and (0.15)%, respectively.
(f)Total return at net asset value assuming all distributions reinvested.
(g)Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h)Not annualized.
(i)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Columbia Taxable Bond Funds

To the Trustees of Columbia Funds
Trust III and the Shareholders of
Columbia Corporate Bond Fund,
Columbia Intermediate Government
Income Fund, and Columbia Quality
Plus Bond Fund


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Corporate Bond Fund, Columbia Intermediate Government Income Fund, and Columbia Quality Plus Bond Fund (the "Funds") (each a series of Columbia Funds Trust III) at April 30, 2004, the results of its operations, the changes in each of their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds as of April 30, 2003 and for each of the periods specified therein were audited by other independent accountants whose report dated June 10, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 18, 2004

UNAUDITED INFORMATION
Columbia Taxable Bond Funds

FEDERAL INCOME TAX INFORMATION
COLUMBIA QUALITY PLUS BOND FUND

For the fiscal year ended April 30, 2004, the Fund designates long-term capital gains of $13,344,887.

TRUSTEES
--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age,
Position with funds,
Year first elected or         Principal occupation(s) during past five years, Number of portfolios in
appointed to office(1)        Columbia Funds complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)    Executive Vice President-Strategy of United Airlines (airline) since December 2002 (formerly President
P.O. Box 66100                of UAL Loyalty Services (airline) from September 2001 to December 2002; Executive Vice President and
Chicago, IL 60666             Chief Financial Officer of United Airlines from July 1999 to September 2001; Senior Vice President-
Trustee (since 1996)          Finance from March 1993 to July 1999). Oversees 118, Orbitz (online travel company)
                              ------------------------------------------------------------------------------------------------------

JANET LANGFORD KELLY (age 46) Private Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice President,
9534 W. Gull Lake Drive       Kmart Holding Corporation (consumer goods) from September 2003 to March 2004; Executive Vice
Richland, MI 49083-8530       President- Corporate Development and Administration, General Counsel and Secretary, Kellogg
Trustee (since 1996)          Company (food manufacturer), from September 1999 to August 2003; Senior Vice President, Secretary
                              and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer)
                              from January 1995 to September 1999). Oversees 118, None
                              ------------------------------------------------------------------------------------------------------

RICHARD W. LOWRY (age 68)     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive        Corporation (building products manufacturer). Oversees 120 3, None
Vero Beach, FL 32963
Trustee (since 1995)
                              ------------------------------------------------------------------------------------------------------

CHARLES R. NELSON (age 61)    Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis
Department of Economics       Professor of Political Economy, University of Washington, since September 1993; (formerly Director,
University of Washington      Institute for Economic Research, University of Washington from September 2001 to June 2003) Adjunct
Seattle, WA 98195             Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of
Trustee (since 1981)          Money Credit and Banking, since September 1993; consultant on econometric and statistical matters.
                              Oversees 118, None
                              ------------------------------------------------------------------------------------------------------

JOHN J. NEUHAUSER (age 61)    Academic Vice President and Dean of Faculties since August 1999, Boston College (formerly Dean,
84 College Road               Boston College School of Management from September 1977 to September 1999). Oversees 121 3,4,
Chestnut Hill, MA 02467-3838  Saucony, Inc. (athletic footwear and apparel)
Trustee (since 1985)
                              ------------------------------------------------------------------------------------------------------

PATRICK J. SIMPSON (age 59)   Partner, Perkins Coie L.L.P. (law firm). 1120 N.W. Couch Street Oversees 118, None
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                              ------------------------------------------------------------------------------------------------------

                                                     Columbia Taxable Bond Funds

Name, address and age,
Position with funds,
Year first elected or         Principal occupation(s) during past five years, Number of portfolios in
appointed to office(1)        Columbia Funds complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 68)    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place        Boise State University); Chartered Financial Analyst. Oversees 118, None
Boise, ID 83706
Trustee (since 1998)
                              ------------------------------------------------------------------------------------------------------

THOMAS C. THEOBALD (age 67)   Managing Director, William Blair Capital Partners (private equity investing) since September 1994.
227 West Monroe Street,       Oversees 118, Anixter International (network support equipment distributor), Jones Lang LaSalle
Suite 3500                    (real estate management services), MONY Group (life insurance) and Ventas, Inc (real estate
Chicago, IL 60606             investment trust)
Trustee and Chairman of
the Board5 (since 1996)
                              ------------------------------------------------------------------------------------------------------

ANNE-LEE VERVILLE (age 58)    Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer
359 Stickney Hill Road        and technology) from 1994 to 1997). Oversees 1194, Chairman of the Board of Directors, Enesco Group,
Hopkinton, NH 03229           Inc. (designer, importer and distributor of giftware and collectibles)
Trustee (since 1998)
                              ------------------------------------------------------------------------------------------------------

RICHARD L. WOOLWORTH (age 63) Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group
100 S.W. Market Street #1500  (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207            Certified Public Accountant). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)
Trustee (since 1991)
                              ------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

WILLIAM E. MAYER2 (age 64)    Managing Partner, Park Avenue Equity Partners (private equity) since February 1999 (formerly
399 Park Avenue               Founding Partner, Development Capital LLC from November 1996 to February 1999). Oversees 120 3,
Suite 3204                    Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider), First Health
New York, NY 10022            (healthcare), Reader's Digest (publishing) and OPENFIELD Solutions (retail industry technology
Trustee (since 1994)          provider)
                              ------------------------------------------------------------------------------------------------------


(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

Name, address and age, Position
with Columbia Funds, Year first
elected or appointed to office          Principal occupation(s) during past five years


VICKI L. BENJAMIN (Age 42)              Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since June
One Financial Center 2001               (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from
Boston, MA 02111                        May 2002 to May 2004); Controller and Chief Accounting Officer of the Galaxy Funds
Chief Accounting Officer (since 2001)   since September 2002 (formerly Vice President, Corporate Audit, State Street Bank and
                                        Trust Company from May 1998 to April 2001).
                                        --------------------------------------------------------------------------------------------

MICHAEL CLARKE (Age 34)                 Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004
One Financial Center                    (formerly Assistant Treasurer from June 2002 to May 2004; Vice President, Product
Boston, MA 02111                        Strategy & Development of Liberty Funds Group from February 2001 to June 2002;
Controller (since 2004)                 Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from August
                                        1999 to February 2001; Audit Manager at Deloitte & Touche LLP from May 1997 to
                                        August 1999).
                                        --------------------------------------------------------------------------------------------

J. KEVIN CONNAUGHTON (Age 40)           President of the Columbia Funds since February 27, 2004; Treasurer of the Columbia
One Financial Center                    Funds and of the Liberty All-Star Funds since December 2000; Vice President of the
Boston, MA 02111                        Advisor since April 2003 (formerly Chief Accounting Officer and Controller of the
Treasurer (since 2000) and              Liberty Funds and Liberty All-Star Funds from February 1998 to October 2000);
President (since 2004)                  Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia Management
                                        Multi-Strategy Hedge Fund, LLC since December 2002 (formerly Vice President of
                                        Colonial from February 1998 to October 2000).
                                        --------------------------------------------------------------------------------------------

DAVID A. ROZENSON (Age 49)              Secretary of the Columbia Funds and of the Liberty All-Star Funds since December 2003;
One Financial Center                    Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial
Boston, MA 02111                        Corporation) since January 1996; Associate General Counsel, Columbia Management
Secretary (since 2003)                  Group since November 2002.
                                        --------------------------------------------------------------------------------------------

Important Information About This Report
Columbia Taxable Bond Funds

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110


The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Taxable Bond Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Please note that on March 1, 2004, Ernst & Young LLP ("E&Y") resigned as the funds' independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through March 1, 2004, there were no disagreements between the funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective March 1, 2004, PricewaterhouseCoopers LLP was appointed by the audit committee of the Board of Trustees as the independent registered public accounting firm of the funds for the fiscal year ended April 30, 2004.

COLUMBIA FUNDS
--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

                                            ----------------------------------------------------------
                          Large Growth      Columbia Common Stock
                                            Columbia Growth
                                            Columbia Growth Stock
                                            Columbia Large Cap Growth
                                            Columbia Tax-Managed Growth
                                            Columbia Tax-Managed Growth II
                                            Columbia Young Investor
                                            ----------------------------------------------------------
                           Large Value      Columbia Disciplined Value
                                            Columbia Growth & Income
                                            Columbia Large Cap Core
                                            Columbia Tax-Managed Value
                                            ----------------------------------------------------------
                         Midcap Growth      Columbia Acorn Select
                                            Columbia Mid Cap Growth
                                            Columbia Tax-Managed Aggressive Growth
                                            ----------------------------------------------------------
                          Midcap Value      Columbia Dividend Income
                                            Columbia Mid Cap
                                            Columbia Strategic Investor
                                            ----------------------------------------------------------
                          Small Growth      Columbia Acorn
                                            Columbia Acorn USA
                                            Columbia Small Company Equity
                           Small Value      Columbia Small Cap
                                            Columbia Small Cap Value
                                            ----------------------------------------------------------
                              Balanced      Columbia Asset Allocation
                                            Columbia Balanced
                                            Columbia Liberty Fund
                                            ----------------------------------------------------------
                             Specialty      Columbia Real Estate Equity
                                            Columbia Technology
                                            Columbia Utilities
                                            ----------------------------------------------------------
                  Taxable Fixed-Income      Columbia Contrarian Income
                                            Columbia Corporate Bond
                                            Columbia Federal Securities
                                            Columbia Fixed Income Securities
                                            Columbia High Yield
                                            Columbia High Yield Opportunities
                                            Columbia Income
                                            Columbia Intermediate Bond
                                            Columbia Intermediate Government Income
                                            Columbia Quality Plus Bond
                                            Columbia Short Term Bond
                                            Columbia Strategic Income
                                            ----------------------------------------------------------
                         Floating Rate      Columbia Floating Rate
                                            Columbia Floating Rate Advantage
                                            ----------------------------------------------------------
                            Tax Exempt      Columbia High Yield Municipal
                                            Columbia Intermediate Tax-Exempt Bond
                                            Columbia Managed Municipals
                                            Columbia National Municipal Bond
                                            Columbia Tax-Exempt
                                            Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                                                     Columbia Taxable Bond Funds

                                            ----------------------------------------------------------
               Single State Tax Exempt      Columbia California Tax-Exempt
                                            Columbia Connecticut Intermediate Municipal Bond
                                            Columbia Connecticut Tax-Exempt
                                            Columbia Florida Intermediate Municipal Bond
                                            Columbia Massachusetts Intermediate Municipal Bond
                                            Columbia Massachusetts Tax-Exempt
                                            Columbia New Jersey Intermediate Municipal Bond
                                            Columbia New York Intermediate Municipal Bond
                                            Columbia New York Tax-Exempt
                                            Columbia Oregon Municipal Bond
                                            Columbia Pennsylvania Intermediate Municipal Bond
                                            Columbia Rhode Island Intermediate Municipal Bond
                                            ----------------------------------------------------------
                          Money Market      Columbia Money Market
                                            Columbia Municipal Money Market
                                            ----------------------------------------------------------
                  International/Global      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Europe
                                            Columbia Global Equity
                                            Columbia International Equity
                                            Columbia International Stock
                                            Columbia Newport Asia Pacific
                                            Columbia Newport Greater China
                                            Columbia Newport Tiger
                                            ----------------------------------------------------------
                                 Index      Columbia Large Company Index
                                            Columbia Small Company Index
                                            Columbia U.S. Treasury Index



                                            Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.



                                            For complete product information on any Columbia fund, visit our website at
                                            www.columbiafunds.com.

                                            Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia
                                            Management Advisors, Inc., the registered investment advisor, and Columbia Funds
                                            Distributor, Inc.

[eDelivery GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Taxable Bond Funds  ANNUAL REPORT, APRIL 30, 2004


                                                           PRSRT STD
                                                         U.S. POSTAGE
                                                             PAID
                                                         HOLLISTON, MA
                                                         PERMIT NO. 20

[EAGLE HEAD LOGO]

COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com

                                                 FI-02/832R-0404 (06/04) 04/1353

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, these series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2004 and April 30, 2003 are as follows:

                                   2004                 2003
                                   $70,900              $66,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2004 and April 30, 2003 are as follows:

                                   2004                 2003
                                   $12,000              $6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In fiscal year 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2003, Audit-Related Fees relate to certain agreed-upon procedures performed during the conversion of the registrant's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended April 30, 2004, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2004 and April 30, 2003 are as follows:

                                   2004                 2003
                                   $10,300              $6,000

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees in both fiscal years 2004 and 2003 include the review of annual tax returns, while fiscal year also includes the review of calculations of required shareholder distributions for certain series of the registrant.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended April 30, 2004, there were no Tax Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2004 and April 30, 2003 are as follows:

                                   2004                 2003
                                   $0                   $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal year ended April 30, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 (note that fees were paid to the current principal accountant). During the fiscal year ended April 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000 (note that fees were paid to the current principal accountant). For both fiscal years, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal year ended April 30, 2004 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I.  GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit

Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.  AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended April 30, 2004 and April 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April

30, 2004 and April 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommend by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                   Columbia Funds Trust III
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By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                        J. Kevin Connaughton, President and Treasurer

Date                               June 30, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                                June 30, 2004
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